UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
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EMCOR GROUP, INC.

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(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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EMCOR GROUP, INC.
301 Merritt Seven
Norwalk, Connecticut 06851

NOTICE OF ANNUAL MEETING

To the Stockholders of EMCOR Group, Inc.
The Annual Meeting of Stockholders of EMCOR Group, Inc. will be held in the Town Hall Conference Room, 301 Merritt Seven, Norwalk, Connecticut on Wednesday, June 11, 2014 at 10:00 A.M. (local time) for the following purposes:
1.
  To elect nine directors to serve until the next annual meeting and until their successors are duly elected and qualified.
2.
  To consider a non-binding advisory resolution approving executive compensation.
3.
  To ratify the appointment of Ernst & Young LLP as independent auditors for 2014.
4.
  To transact such other business as may properly come before the meeting or any adjournment thereof.
The Board of Directors has fixed the close of business on April 16, 2014 as the record date for determination of stockholders entitled to receive notice of, and to vote at, our Annual Meeting and any adjournment thereof.
Your attention is respectfully directed to the accompanying Proxy Statement.
By Order of the Board of Directors
Sheldon I. Cammaker
Corporate Secretary
Norwalk, Connecticut
April 29, 2014
Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting
We have sent or are sending the Notice of Internet Availability of Proxy Materials, which indicates that this Notice of 2014 Annual Meeting of Stockholders and Proxy Statement and our 2013 Annual Report will be made available at www.proxyvote.com. If you wish to receive paper or e-mail copies of any of these materials, please follow the instructions on your Notice of Internet Availability of Proxy Materials. These materials are also available on our website at www.emcorgroup.com/proxyannualreport.

EMCOR GROUP, INC.

PROXY STATEMENT

QUESTIONS AND ANSWERS ABOUT THE 2014 ANNUAL MEETING OF STOCKHOLDERS
What is the purpose of this Proxy Statement?
The EMCOR Board of Directors is soliciting proxies from holders of our Common Stock to vote on the Proposals to be considered at the 2014 Annual Meeting of Stockholders (the “Annual Meeting”), which will be held on June 11, 2014.
What is the Notice of Internet Availability of Proxy Materials?
We have elected to provide access to our proxy materials on the Internet, consistent with the rules of the Securities and Exchange Commission. Accordingly, we are mailing a Notice of Internet Availability of Proxy Materials to our stockholders. You can access our proxy materials on the website referred to in the Notice of Internet Availability of Proxy Materials or you may request printed versions of our proxy materials for the Annual Meeting. Instructions on how to access our proxy materials on the Internet or to request printed versions are provided in the Notice of Internet Availability of Proxy Materials. In addition, you may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis.
The Notice of Internet Availability of Proxy Materials is a document that:
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  Indicates that our Notice of 2014 Annual Meeting of Stockholders and Proxy Statement and our 2013 Annual Report are available at www.proxyvote.com;
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  Provides instructions on how holders of our Common Stock may vote their shares; and
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  Indicates how holders of our Common Stock may request printed copies of these materials, including the proxy card or a voting instruction form.
We will begin distributing the Notice of Internet Availability of Proxy Materials on or about April 29, 2014.
For those stockholders who have requested printed copies, we will first send or deliver copies of the proxy materials for our Annual Meeting and our 2013 Annual Report on or about April 29, 2014.
What items of business will be voted on at the Annual Meeting?
At the meeting, we will:
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  Vote for the election of 9 directors;
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  Consider a non-binding advisory resolution approving executive compensation, as described in the “Compensation Discussion and Analysis”, executive compensation tables, and accompanying narrative disclosures below; and
3.
  Consider the ratification of the appointment of Ernst & Young LLP to serve as our independent auditors for 2014.

Who is entitled to vote at the Annual Meeting?
Holders of our Common Stock as of the record date of April 16, 2014 are entitled to notice of and to vote at the Annual Meeting and any postponement or adjournment of the meeting.
How does the Board of Directors recommend holders of Common Stock vote on the business of the meeting?
The Board of Directors recommends stockholders vote their shares:
1.
  “FOR” the election of each of the 9 director nominees identified in this Proxy Statement;
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  “FOR” the adoption of the advisory resolution approving executive compensation; and
3.
  “FOR” the ratification of the appointment of Ernst & Young LLP to serve as our independent auditors for 2014.
How many shares can vote at the Annual Meeting?
At the close of business on April 16, 2014, we had 67,376,947 shares of Common Stock outstanding, and each of those shares is entitled to one vote.
How many shares must be present or represented at the Annual Meeting to conduct business?
Under our Amended and Restated By-laws, the holders of a majority of our shares of Common Stock outstanding on the record date, present in person or by proxy at the Annual Meeting, constitute a quorum to conduct business at the Annual Meeting. Abstentions and broker non-votes will be treated as present for purposes of determining a quorum.
What vote is required to approve each of the items of business?
A majority of the votes cast is required for the election of directors in an uncontested election (which is the case for the election of directors at the Annual Meeting). A majority of the votes cast means that the number of votes cast “for” a nominee must exceed the number of votes cast “against” that nominee. Our Corporate Governance Guidelines contain details and procedures to be followed in the event one or more director nominees do not receive a majority of the votes cast at the Annual Meeting.
The affirmative vote of the holders of a majority of the shares of our Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote is required to approve Proposal 3 above, the ratification of the appointment of Ernst & Young LLP to serve as our independent auditors for 2014, and any other matter that may properly come before the meeting.
Because we are asking in Proposal 2 above for a non-binding, advisory vote approving our executive compensation, there is no “required vote” that would constitute approval. We value the opinions expressed by our stockholders on this advisory vote, and our Board of Directors’ Compensation and Personnel Committee, which is responsible for overseeing and administering our executive compensation programs, will consider the outcome of the votes cast “for” and “against” when designing our compensation programs and making future compensation decisions for our named executive officers. Abstentions and broker non-votes, if any, will not have any effect on the results of those deliberations.
The Board recommends a vote “FOR” each of the nominees listed in this Proxy Statement for director, “FOR” approval of the compensation of our named executive officers, and “FOR” ratification of Ernst & Young LLP as our independent auditors for 2014.
How can I vote my shares at the Annual Meeting?
Voting by Proxy
Holders of our Common Stock may submit a proxy by:
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  following the instructions on the Notice of Internet Availability of Proxy Materials to vote by telephone or the Internet; or
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  completing, signing, dating and returning the proxy card or voting instruction form by mail.

Anthony J. Guzzi, Sheldon I. Cammaker and Mark A. Pompa (the “proxy holders”) have been designated by our Board of Directors to vote the shares represented by proxy at the Annual Meeting. Messrs. Guzzi, Cammaker and Pompa are executive officers of the Company, and Mr. Guzzi is also a director nominee.
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  The proxy holders will vote the shares represented by your valid and timely received proxy in accordance with your instructions.
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  If you do not specify instructions on your signed proxy when you submit it, the proxy holders will vote the shares represented by the proxy in accordance with the recommendations of our Board of Directors on each item of business identified above on page 1.
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  If any other matter properly comes before the Annual Meeting, the proxy holders will vote the shares represented by proxy on that matter in their discretion.
If your shares are held in a brokerage account in your broker’s name or in the name of a bank or other nominee (this is called “street name”), please follow the voting instructions provided by your bank, broker or other nominee. In most cases, you may submit voting instructions by telephone or by Internet to your bank, broker or other nominee, or you can sign, date and return a voting instruction form to your bank, broker or other nominee. If you provide specific voting instructions by telephone, by Internet or by mail, your bank, broker or other nominee must vote your shares as you have directed. If you wish to vote in person at the Annual Meeting, you must request a legal proxy from your bank, broker or other nominee.
Voting other than by Proxy
While we encourage voting in advance by proxy, record holders of our Common Stock also have the option of voting their shares in person at the Annual Meeting.
Can I change my vote or revoke my proxy after I return my proxy card?
You may change your vote or revoke your proxy before the proxy is voted at the Annual Meeting by:
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  sending written notice to Corporate Secretary, EMCOR Group, Inc., 301 Merritt Seven, Norwalk, CT 06851;
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  timely delivery of a valid later-dated proxy or a later-dated vote by telephone or on the Internet; or
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  if you are a record holder, attending the Annual Meeting and voting in person.
If you hold your shares in street name, you may submit new voting instructions by contacting your broker or other holder of record.
What effect do abstentions and broker non-votes have on the items of business?
An abstention on items 1 and 2 identified above on page 1 will have no effect on the voting results for those items. An abstention on item 3 identified above on page 1 will have the effect of a vote against that item.
Broker non-votes may occur because certain beneficial holders of our Common Stock hold their shares in “street name” through a broker or other nominee which is a member of the New York Stock Exchange. Under the rules of the New York Stock Exchange, the only item of business to be acted upon at our Annual Meeting with respect to which such broker or nominee will be permitted to exercise voting discretion is item 3, the ratification of the appointment of Ernst & Young LLP to serve as our independent auditors for 2014. Therefore, if a beneficial holder of our Common Stock does not give the broker or nominee specific voting instructions on item 1 or item 2, the holder’s shares will not be voted on that item and a broker non-vote will occur. Broker non-votes will have no effect on the voting results for such items of business.
Who will count the votes?
We have retained Broadridge Financial Solutions, Inc. for the receipt, validation and tabulation of the votes at the Annual Meeting.

Where can I find the voting results of the Annual Meeting?
We will publish the results of the voting in a Current Report on Form 8-K within four business days of the Annual Meeting.
What is Householding?
Stockholders of record who have the same last name and address and who request paper copies of the proxy materials will receive only one copy unless one or more of them notifies us that they wish to receive individual copies. We agree to deliver promptly, upon written or oral request, a set of proxy materials, as requested, to any stockholder at the shared address to which a single copy of those documents was delivered. Stockholders will continue to receive separate proxy cards. If you prefer to receive separate copies of the proxy materials, contact Broadridge Financial Solutions, Inc. at 800-542-1061 or in writing to Broadridge Financial Solutions, Inc., Householding Department, 51 Mercedes Way, Edgewood, New York 11717.
COMPANY INFORMATION AND MAILING ADDRESS
We are a Delaware corporation. Our mailing address is EMCOR Group, Inc., 301 Merritt Seven, Norwalk, CT 06851, and our telephone number is (203) 849-7800. Our website address is www.emcorgroup.com. References in this proxy statement to “EMCOR,” “Company,” “we,” “us” and “our” refer to EMCOR Group, Inc. and our consolidated subsidiaries, unless the context requires otherwise. Information on our website is not intended to be incorporated into this Proxy Statement.

CORPORATE GOVERNANCE
We have a long history of good corporate governance practices that has greatly aided our long-term success. Our Board of Directors, which we sometimes refer to as our “Board”, and our management have recognized for many years the need for sound corporate governance practices in fulfilling their respective duties and responsibilities to our stockholders. Our Board and management have taken numerous steps to enhance our policies and procedures to comply with the corporate governance listing standards of the New York Stock Exchange and the rules and regulations of the Securities and Exchange Commission.
Corporate Governance Guidelines. Our Corporate Governance Guidelines provide the framework for our governance. The Nominating and Corporate Governance Committee of our Board, which we refer to as the “Corporate Governance Committee”, regularly reviews corporate governance developments and makes recommendations to our Board with respect to suggested modifications to our Corporate Governance Guidelines.
We have recently amended our By-Laws and/or Corporate Governance Guidelines to address majority voting in uncontested director elections, Board leadership, a mandatory retirement age for directors, stock ownership guidelines, and hedging and pledging prohibitions with respect to our securities for our directors and named executive officers in the following respects:
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  Majority Voting. Under our By-Laws a majority of the votes cast is required for the election of directors in an uncontested election (which is the case for the election of directors at the Annual Meeting). A majority of the votes cast means that the number of votes cast for a nominee must exceed the number of votes cast “against” that nominee. Under our Corporate Governance Guidelines, if a director nominee does not receive a majority of the votes cast in an uncontested election, our Corporate Governance Committee is to recommend whether to accept or reject that director’s resignation and/or whether to take other action. The Board is, within 90 days of the certification of the election results and after consideration of the Corporate Governance Committee’s recommendation, to make a determination whether to accept the resignation and/or take such other action as the Board determines appropriate. The Corporate Governance Committee, in making its recommendation, and the Board, in making its determination, are to evaluate the best interests of the Company and its stockholders and may consider any factors or other information they deem relevant. Each director nominee is required to deliver to the Company an irrevocable contingent resignation in advance of the distribution of the proxy materials for an annual meeting at which the director is expected to be nominated for election. The resignation would be effective only if the director fails to receive the requisite majority vote and the Board accepts the resignation within 90 days of the certification of the election results.
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  Lead Director. The Chairman of the Board must be an independent director unless the Board otherwise concludes that the best interests of our stockholders would be otherwise better served. A Lead Director is appointed when the Chairman is not independent, and a Lead Director may be appointed in other instances if the Board so determines. Our Chairman of the Board, Mr. Stephen W. Bershad, is independent.
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  Director Retirement Policy. Unless waived, a director may not be nominated for re-election as a director if he has or will have reached age 76 when he would otherwise stand for election. Mr. Albert Fried, who has served as a director since 1994, is not standing for re-election to the Board as he is over age 76.
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  Stock Ownership Guidelines. In an effort to further align the interests of our non-employee directors and executive officers with our stockholders, stock ownership guidelines have been adopted for our directors and for our named executive officers requiring them to own and retain a significant financial stake in the Company’s Common Stock. Under the guidelines each non-employee director is expected to own a number of shares equivalent in market value, as of October 22, 2012, the date of adoption of the stock ownership guidelines, to three times the directors’ annual cash retainer on that date, and our named executive officers are expected to own a number of shares equivalent in market value on that date based on their then respective annual base salaries, which number in the case of our chief executive officer is five times his annual base salary and in the case of our other named executive officers is three times such officer’s annual base salary. For purposes of determining compliance with the stock ownership guidelines, shares owned separately by the individual, owned jointly with or separately with an immediate family member residing in the same household, held in trust for him or members of his immediate family members, and restricted stock and restricted stock units are counted. Directors and named executive officers have until October 2017 to satisfy the stock ownership guidelines.
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  No Hedging and No Pledging Policy. We prohibit our directors and executive officers from participating in any hedging or monetization transaction involving Company securities. The policy also prohibits directors and executive officers from holding any Company securities in a margin account and from pledging their Company securities as collateral for a loan.
Independence of Directors. To assist our Board in determining the independence of each director, our Board has adopted categorical Standards for Determining Director Independence, a copy of which is attached to this Proxy Statement as Exhibit A and available at our website at www.emcorgroup.com. To be considered independent our Board must affirmatively determine that the director has no material relationship with us. Our Board has determined that eight of our ten current directors are independent, including all members of the Audit Committee of our Board, which we refer to as the “Audit Committee”, the Compensation and Personnel Committee of our Board, which we refer to as the “Compensation Committee”, and the Corporate Governance Committee of our Board, and a majority of the members of the Risk Oversight Committee of our Board, which we refer to as the “Risk Oversight Committee”, as defined by the listing standards of the New York Stock Exchange and all applicable rules and regulations of the Securities and Exchange Commission, and in the case of the Compensation Committee, for purposes of Rule 162(m) of the Internal Revenue Code of 1986, as amended. Our eight independent directors are: Stephen W. Bershad, David A. B. Brown, Larry J. Bump, Albert Fried, Jr., Richard F. Hamm, Jr., David H. Laidley, Jerry E. Ryan, and Michael T. Yonker. The other directors are Anthony J. Guzzi, our President and Chief Executive Officer, and Mr. Frank T. MacInnis, our former Chairman and Chief Executive officer, who are not considered independent.
Executive Sessions of the Board. At regularly scheduled meetings of the Board, our non-management directors meet without any Company representatives present.
Board Leadership Structure. Our Chairman of the Board, Mr. Stephen W. Bershad, was elected Chairman on June 13, 2013. He served as our Lead Director from May 31, 2012 to June 13, 2013 and has served as a director since December 15, 1994. He presides at meetings of the Board and at annual meetings of stockholders and sets the agenda for our Board meetings in collaboration with our Chief Executive Officer. As Chairman and an independent director, Mr. Bershad, together with our other independent directors and our strong committee system, maintains effective oversight of management.
Board Committee Charters. Our Board has adopted written charters for its Audit Committee, Compensation Committee, Corporate Governance Committee, and Risk Oversight Committee. At least annually, each committee reviews its charter and recommends any proposed changes to the Board for approval. A copy of the charter of each committee is available on our website at www.emcorgroup.com.
Standards of Conduct. Our Code of Business Conduct and Ethics applies to all of our directors, officers and employees and those of our subsidiaries. In addition, our Board has adopted a separate Code of Ethics for our Chief Executive Officer and Senior Financial Officers which imposes additional ethical obligations upon them.
Stockholder Communications. Stockholders and other interested persons may communicate with members of our Board as a group, or with one or more members of our Board (including non-management directors) as a group, by writing to them c/o EMCOR Group, Inc., 301 Merritt Seven, Norwalk, Connecticut 06851, Attention: Corporate Secretary. Such communications will be forwarded to the individuals addressed. However, the Corporate Secretary will not forward communications to the Board that advocate illegal activity, are offensive or lewd, have no relevance to the business or operations of the Company, or constitute mass mailings, solicitations or advertisements. The Corporate Secretary will determine when a communication is not to be forwarded.
Policies and Procedures for Related Party Transactions. Under our written policy regarding transactions with related parties, which policy is contained in our Corporate Governance Guidelines, we generally require that any transaction involving $60,000 or more (a “Related Party Transaction”) be approved in advance by our Board or a committee of our Board if we are, or one of our subsidiaries is, a participant in the transaction and if any of the following persons has a direct or indirect material interest in the transaction:
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  an executive officer;
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  a director;
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  a beneficial holder of 5% or more of our Common Stock, which we refer to as a “Significant Holder”;
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  an immediate family member of an executive officer, director or Significant Holder; or
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  an entity which is owned or controlled by one of the above persons or in which one of the above persons has a substantial ownership interest.
We refer to each of the foregoing as a “Related Party”.
The member of the Board who or whose immediate family member has an interest in the Related Party Transaction may not participate in the Board approval process. The Related Party must disclose any such proposed transaction, and all material facts relating to the transaction, to the Chairman of our Audit Committee and our General Counsel who is to communicate such information to our Board for its consideration. No such transaction is to be approved unless it is determined that the transaction is in, or is not inconsistent with, our best interests and the best interests of our stockholders.
However, if the transaction principally involves the provision of products and services by one of our subsidiaries in the ordinary course of its business to a Significant Holder, an immediate family member of a Significant Holder, or an entity owned or controlled by a Significant Holder or in which a Significant Holder or an immediate family member of a Significant Holder has a substantial ownership interest, the transaction does not need to be approved by the Board or a Board committee.
In order to ensure that material relationships and Related Party transactions have been identified, reviewed and disclosed in accordance with applicable policies and procedures, each director and executive officer also completes a questionnaire at the end of each fiscal year that requests confirmation that there are no material relationships or Related Party Transactions between such individual and the Company other than those previously disclosed to the Company. During the period January 1, 2013 to April 16, 2014 none of our directors and none of our executive officers engaged in a Related Party Transaction.
Availability of Corporate Governance Materials. Our categorical Standards for Determining Director Independence, Corporate Governance Guidelines, including the policies and procedures for Related Party Transactions, Code of Business Conduct and Ethics, Code of Ethics for our Chief Executive Officer and Senior Financial Officers, and other corporate governance materials may be obtained at our website at www.emcorgroup.com or by writing to us at 301 Merritt Seven, Norwalk, Connecticut 06851, Attention: Corporate Secretary.
MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS
During 2013, our Board met 11 times, and committees of our Board held an aggregate of 12 meetings. Each director attended at least 75% of the meetings of our Board and committees on which he served during 2013. As provided in our Corporate Governance Guidelines, all directors are expected to attend annual meetings of stockholders, and all of our directors attended the 2013 annual meeting of stockholders.

Our Board has standing Audit, Compensation, and Corporate Governance Committees comprised solely of independent directors as defined in the listing standards of the New York Stock Exchange, and a Risk Oversight Committee, a majority of the members of which are independent directors, as so defined. The members and the principal responsibilities of these committees are as follows:
Audit Committee. The Audit Committee is comprised of Messrs. Bershad, Brown, Hamm and Laidley. Among other things, it is responsible for:
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  engaging (subject to ratification by stockholders), overseeing, and discharging our independent auditors;
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  setting our independent auditors’ fees;
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  reviewing the scope and audit procedures of our independent auditors;
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  approving audit and permitted non-audit services;
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  reviewing with management and our independent auditors our annual and quarterly financial statements;
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  receiving periodic reports from our independent auditors and management regarding the auditors’ independence;
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  meeting with our management and independent auditors on matters relating to, among other things, major issues regarding accounting principles and practices and financial statement presentation, and the adequacy of our internal audit controls;
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  reviewing our internal auditing and accounting personnel; and
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  discussing with our management and independent auditors guidelines and policies with respect to risk assessment and risk management, the Company’s major financial risk exposures, and steps management takes to monitor and control such exposures.
The Audit Committee met five times during 2013. Our Board has determined that each of the members of the Audit Committee, Messrs. Bershad, Brown, Hamm and Laidley, are “audit committee financial experts”, within the meaning of the rules of the Securities and Exchange Commission.
Compensation Committee. The Compensation Committee is comprised of Messrs. Bump, Hamm, Laidley, Ryan and Yonker. It is responsible for:
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  overseeing the evaluation of our management and reviewing and advising our Board regarding the qualifications of individuals identified as candidates for positions as our chief executive officer, chief operating officer, chief financial officer, and general counsel and for the position of chief executive officer of each subsidiary whose proposed annual base salary is $400,000 or more;
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  reviewing and approving corporate goals and objectives relevant to compensation for our Chief Executive Officer, evaluating our Chief Executive Officer’s performance in light of those goals and objectives and, with input from our other non-management directors, determining our Chief Executive Officer’s compensation based on this evaluation;
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  reviewing and approving, based on proposals made by our Chief Executive Officer, compensation for our executive officers as well as the compensation for each of our and our subsidiaries’ other officers and employees whose proposed annual base salary is $400,000 or more and for approving, with input from our other non-management directors, any employment, severance or similar contracts for our and our subsidiaries’ officers and employees whose proposed annual base salary is $400,000 or more; and
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  making recommendations to our Board with respect to incentive compensation plans for our officers and other employees, and administering those plans and reviewing executive development plans.
During 2013, the Compensation Committee held three meetings.

Each year the Compensation Committee reviews the annual salaries of, and considers annual incentive awards for, our Chief Executive Officer and our other executive officers, each of whom is referred to in the Summary Compensation Table for Fiscal Years 2013, 2012 and 2011 on page 23, which we refer to as the “Summary Compensation Table”. It also reviews the annual salary of each of our and our subsidiaries’ other officers and employees whose proposed annual base salary is $400,000 or more. Our Chief Executive Officer makes recommendations to the Compensation Committee for salary adjustments for those individuals and for the payment of annual incentive awards to all our executive officers, who we refer to collectively as the “named executive officers”. Annual incentive awards for our named executive officers are based upon our performance in meeting pre-established financial objectives during our most recently completed year and an evaluation of the individual executive’s performance in meeting his pre-established personal goals and objectives for the most recently completed year. Our Chief Executive Officer participates in a portion of the meetings of our Compensation Committee and our entire Board during which these various compensation issues are discussed. The Compensation Committee considers our Chief Executive Officer’s recommendations regarding salary adjustments and payment of annual incentive awards, arrives at its own recommendations, and then with input from the non-management members of the Board, makes its determination regarding salary adjustments and payment of annual incentive awards. The final deliberations and determinations regarding salary adjustments and payment of annual incentive awards are made at meetings without any members of management present.
Our Long Term Incentive Plan, which we refer to as the “LTIP”, provides the methodology for computing a number of stock units annually granted to executives participating in the LTIP including our named executive officers. The LTIP also provides for the grant of cash awards which, as set forth in the LTIP, are based upon us achieving an earnings per share objective for a measurement period of three years. The earnings per share objectives for measurement periods are, in accordance with the LTIP, set by the Compensation Committee after receiving recommendations of our Chief Executive Officer. The LTIP was proposed by management, reviewed by the Compensation Committee’s consultant Mercer, which we refer to as “Mercer” and, after review and modification by the Compensation Committee, approved by it and the other independent directors. The LTIP is further discussed commencing on page 17 under “Compensation Discussion and Analysis”—“Long Term Incentive Plan” and under “Long Term Incentive Plan” commencing on page 24 which follows the Summary Compensation Table on page 23.
Annually, during the first quarter of each year, the Compensation Committee establishes that year’s objectives for our financial performance and the personal goals and objectives for each of the named executive officers, upon which the payment of that year’s annual incentive awards for the executive is to be based, and the targeted annual incentive awards for each such executive, the LTIP earnings per share objective for a three year period commencing with that year, and LTIP targeted awards for each such executive. Those objectives and targeted awards are recommended by our Chief Executive Officer, and are reviewed by and ultimately established by the Compensation Committee, with input from the other non-management members of the Board.
When incentive compensation plans for our named executive officers and other senior executives have been established, those plans have been proposed by management, reviewed by the Compensation Committee, and, at times, reviewed by Mercer. Mercer is a compensation consultant that the Compensation Committee has engaged annually since 2006 to advise the Compensation Committee with regard to the amount and form of compensation for our named executive officers and to review compensation plans for those officers. Mercer reviews the salaries and other compensation we pay to our named executive officers so that it may advise the Compensation Committee whether compensation paid to those executives is competitive with that paid to executives holding comparable positions at Mercer-selected companies, which are public companies engaged in providing specialty contracting, general construction, facilities services, and/or manufacturing of electrical, HVAC and other construction products and which companies have a market capitalization and other financial characteristics similar to ours, are organized similarly to the way we are, are focused principally on the United States market as we are, and with which we may compete for management talent. Such companies are listed on page 14. Mercer also reports upon its assessment of the appropriateness and fairness of our compensation plans when compared to compensation plans for comparable executives at those comparable companies. For 2013, we paid Mercer $39,794 for its services to the Compensation Committee. Mercer is a wholly owned subsidiary of Marsh & McLennan Companies, Inc. (“Marsh”). We also use Mercer and other Marsh subsidiaries (“Other Marsh Subsidiaries”) for valuation and investment services, actuarial services, and for insurance broking and risk consulting and paid Mercer and Other Marsh Subsidiaries an aggregate of approximately $1,345,655 for such services provided to us in 2013. Mercer and Other Marsh Subsidiaries have been retained by management for such matters since 1987, and such retention is not subject to Board or Compensation Committee approval.
Role of Compensation Consultants. As noted above, the Compensation Committee has engaged Mercer for several years to assist in the evaluation of executive officer compensation and compensation programs, and management has engaged Mercer and Other Marsh Subsidiaries to provide certain other services to us and to our subsidiaries.
The Compensation Committee has considered whether the non-executive compensation services provided by Mercer and Other Marsh Subsidiaries to the Company create any conflicts of interest in light of Rule 10C-1 of the Securities and Exchange Commission and the listing standards of the New York Stock Exchange. Because of the policies and procedures that Mercer has in place, as well as the policies and procedures that the Compensation Committee has in place, the Compensation Committee has concluded that to the extent the work performed by Mercer and Other Marsh Subsidiaries may create a possible appearance of a conflict of interest, there are sufficient safeguards and policies in place to mitigate or eliminate any such conflict, and therefore, no conflict of interest exists.
The factors used by the Compensation Committee to determine that no conflict of interest exists include the following:
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  the individual compensation consultant receives no incentive or other compensation based on the fees charged to the Company for other services provided by Mercer or Other Marsh Subsidiaries;
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  the individual compensation consultant is not responsible for selling or providing other services of Mercer or Other Marsh Subsidiaries to the Company;
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  Mercer’s professional standards prohibit the individual compensation consultant from considering any other relationships Mercer or its affiliates may have with the Company in rendering his or her advice and recommendations;
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  the individual compensation consultant has direct access to the Compensation Committee without management intervention;
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  the individual compensation consultant does not own any stock of the Company;
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  the individual compensation consultant does not provide any services to us other than those provided for the Compensation Committee;
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  there is no business or personal relationship between any Compensation Committee member or executive officer of the Company and the individual compensation consultant or Mercer;
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  the amount of fees received by Mercer for the services provided to the Compensation Committee is less than .01% of the total revenues of Mercer; and
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  all non-executive compensation services are provided by personnel of Mercer and Other Marsh Subsidiaries who are not involved in providing services to the Compensation Committee.
Corporate Governance Committee. The Corporate Governance Committee, comprised of Messrs. Brown, Bump, Fried, and Hamm, is charged with:
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  leading the search for individuals qualified to become members of our Board, consistent with criteria approved by the Board and set forth in our Corporate Governance Guidelines;
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  recommending to the Board nominees for election to the Board;
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  developing and overseeing an annual self-evaluation process for the Board and its committees;
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  making recommendations with respect to:
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  corporate governance guidelines;
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  compensation and benefits for non-employee directors; and

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  matters relating to Board members’ retirement and removal, the number, function and membership of Board committees, director and officer liability insurance, and indemnity agreements between us and our officers and directors.
During 2013, the Corporate Governance Committee held three meetings.
The Corporate Governance Committee annually reviews compensation and other benefits for non-employee members of our Board. When the Corporate Governance Committee determines that a change in director compensation or benefits is appropriate, it submits such recommendation to the Board for its approval. At the end of 2012, the Board changed its director compensation arrangements for 2013, which compensation arrangements are described commencing on page 40 under “Director Compensation”.
Risk Oversight Committee. The Risk Oversight Committee, established in June 2013, is comprised of Messrs. Fried, MacInnis, Ryan and Yonker. It is responsible for:
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  discussing with management our risk assessment and risk management policies;
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  reviewing and evaluating the process by which risk management is undertaken;
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  reviewing and evaluating management’s identification of major risk exposures;
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  reviewing and evaluating management’s program for risk management mitigation or remediation; and
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  confirming, together with the Compensation Committee, that our compensation practices and programs do not encourage excessive or unnecessary risk.
During 2013, the Risk Oversight Committee held one meeting.
Board Risk Oversight. Our Board of Directors performs risk oversight primarily through its Risk Oversight Committee whose principal responsibilities are set out above. In addition, the Board also delegated to our Audit Committee responsibility for reviewing with management and our independent auditors guidelines and policies with respect to (i) risk assessment and risk management, (ii) our major risk exposures, and (iii) the steps management has taken to monitor and control such exposures. The Risk Oversight and Audit Committees receive periodic reports from our senior management, including our chief executive officer, chief financial officer, general counsel, and the head of our Internal Audit Department, and our auditors relating to risk assessment and risk management. Audit Committee members meet separately in executive session with representatives of our auditors and the head of our Internal Audit Department. In addition, the Chairpersons of the Audit and Risk Oversight Committees provide reports of their respective committee meetings to our Board. Our Board of Directors also provides risk oversight through its periodic reviews of the financial and operational performance of the Company.
RECOMMENDATIONS FOR DIRECTOR CANDIDATES
The Corporate Governance Committee will consider recommendations for candidates for Board membership suggested by Corporate Governance Committee members, other members of our Board, and stockholders. A stockholder who wishes the Corporate Governance Committee to consider his/her recommendations for nominees for the position of director should submit his/her recommendations in writing to the Corporate Governance Committee, c/o Corporate Secretary, EMCOR Group, Inc., 301 Merritt Seven, Norwalk, Connecticut 06851, together with whatever supporting material the stockholder considers appropriate. The material, at a minimum, should include such background and biographical material as will enable the Corporate Governance Committee to make an initial determination as to whether the prospective nominee satisfies the criteria for directors set out in our Corporate Governance Guidelines. The Corporate Governance Guidelines are available at our website at www.emcorgroup.com. A stockholder may also nominate director candidates by complying with our By-Law provisions discussed on page 49 under “Other Matters”—“Stockholder Proposals.”

If the Corporate Governance Committee identifies a need to replace a current member of our Board, to fill a vacancy in our Board, or to expand the size of our Board, the process to be followed by the committee to identify and evaluate candidates includes:
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  consideration of those individuals recommended by stockholders as candidates for Board membership and those individuals recommended in response to requests for recommendations made of Board members and others, including those suggested by any third party executive search firm retained by the Corporate Governance Committee, from time to time;
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  meeting, from time to time, to evaluate biographical information and background material relating to candidates; and
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  interviews of selected candidates by members of the Corporate Governance Committee.
As provided in our Corporate Governance Guidelines, in its assessment of each potential candidate, the Corporate Governance Committee is to consider the candidate’s achievements in his or her personal career, experience, wisdom, integrity, ability to make independent analytical inquiries, and understanding of the business environment. The Corporate Governance Committee will also take into account the willingness of a candidate to devote adequate time to board duties. The Corporate Governance Committee may also consider any other relevant factors that it may, from time to time, deem appropriate, including the current composition of our Board, the balance of management and independent directors, the need for Audit Committee expertise, and the evaluation of all prospective nominees. Candidates have been selected for, among other things, their integrity, independence, diversity of experience, leadership, and ability to exercise sound judgment. Prior experience involving issues relevant to the Company’s businesses are among the most significant criteria. Final approval of a candidate is determined by the full Board. Consistent with our Corporate Governance Guidelines, in selecting nominees to our Board of Directors, the Corporate Governance Committee considers the diversity of skills and experience that a potential nominee possesses and the extent to which such diversity would enhance the perspective, background, knowledge, and experience of our Board of Directors as a whole. The Corporate Governance Committee focuses on obtaining a diversity of professional expertise on our Board of Directors rather than a diversity of personal characteristics.
COMPENSATION DISCUSSION AND ANALYSIS
Overview
The objectives of our executive compensation program for our named executive officers, which officers are referred to in the Summary Compensation Table on page 23, are to attract, retain and motivate key executives with skills necessary to assure our long-term success. Broadly stated, the purposes of the key components of the program are:
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  to reward named executive officers’ expertise and experience;
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  to reward named executive officers’ performance that drives achievement of our short-term and long-term goals by providing a strong link between pay and performance; and
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  to align named executive officers’ compensation with the interests of our stockholders.
The executive compensation program uses various compensation elements that are geared to both our short-term and long-term performance. In designing these rewards we have applied the following principles:
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  compensation should reinforce our business strategy and long-term stockholder value creation;
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  a significant portion of named executive officer total compensation should be tied to achievement of our financial objectives as well as the achievement of the named executive officer’s annual individual goals and objectives. When we exceed our financial objectives for the relevant performance period, we reward our named executive officers with incentive awards greater than their respective targeted incentive awards based on financial performance. When our financial performance does not meet the established financial objectives, our named executive officers receive either no incentive awards based on this criteria or incentive awards that are less than their targeted incentive awards. The Compensation Committee sets the objectives for a particular performance period.
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  incentive compensation should reflect both our short-term and long-term financial performance;
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  incentives should align the interests of our stockholders and named executive officers by paying a meaningful portion of incentive awards in equity; and
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  incentive awards should serve as a recruitment and retention device so that named executive officers are motivated to join and stay with us.
The key components of our compensation program are:
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  base salary and perquisites; the perquisites, which have been provided for more than 10 years, are principally dues reimbursement for a club where the named executive officer can entertain clients and other business contacts, term life insurance, an auto allowance and associated expenses, and a tax “gross up” on these perquisites;
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  short-term incentives in the form of annual incentive awards; and
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  longer-term incentives under our Long Term Incentive Plan, which we refer to sometimes as the “LTIP” and which is discussed below and, at times, other equity grants. These incentives principally come in the form of:
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  annual equity LTIP awards in the form of a number stock units representing the right to receive an equal number of shares of our Common Stock which vest generally in three years; and
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  performance-based cash incentive awards based on our financial performance during multi-year measurement periods; and
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  certain retirement programs.
We generally condition a named executive officer’s LTIP awards on his remaining employed with us for three years from the date we grant the awards.
We also maintain a 401(k) Savings Plan. The 401(k) Plan provides retirement benefits to the named executive officers. For 2013, our annual contribution to the 401(k) Plan for each named executive officer was $12,750.
In addition, effective with calendar year 2013, we adopted a Voluntary Deferral Plan, a non-qualified deferred compensation plan offered to a select group of key employees, including our named executive officers. Elective deferrals of base salary or cash bonuses or other cash incentive compensation under the Voluntary Deferral Plan are credited to an unfunded bookkeeping account, which are also to be credited with Company matching credits and which may also be credited with Company supplemental credits.
Our 401(k) Savings Plan and Voluntary Deferral Plan are more fully described under “Retirement Plans, Severance Arrangements and Stock Options” commencing on page 20.
In severance agreements with our named executive officers, we provide special compensation to each in the event his employment is terminated (i) by us without cause or (ii) by the named executive officer for good reason. (We have set forth the definition of the terms “cause” and “good reason” contained under “Severance Agreements” commencing on page 31).
The Compensation Committee has principal responsibility for setting the compensation for our named executive officers and other senior officers. To assist the Compensation Committee, annually it retains Mercer as a compensation consultant to review the compensation payable to our named executive officers. The assignments to Mercer are made by the Chairman of the Compensation Committee. To assist the Compensation Committee in its compensation discussions and decisions, which includes salary levels, targeted annual incentive awards, LTIP targeted performance-based cash incentive awards for multi-year periods, financial measurements for incentive awards and equity awards, as discussed below, Mercer presents compensation information compiled from proxy data and Forms 8-K from companies in a comparator group of companies developed by Mercer with input from management. This information includes annual base salary, annual bonuses, long-term incentives, including stock option and equity awards, and targeted long-term incentive performance plan awards.
For 2013, Mercer’s comparator group of companies included the following 15 public companies engaged in providing specialty contracting, general construction, facilities services, and/or manufacturing of electrical, HVAC and other construction products and which companies have a market capitalization and other financial characteristics similar to ours, are organized similarly to the way we are, are focused principally on United States markets as we are, and with which we may compete for management talent.
ABM Industries Incorporated
AECOM Technology Corporation
Chicago Bridge & Iron Company N.V.
Dycom Industries, Inc.
Foster Wheeler AG
Granite Construction Incorporated
Jacobs Engineering Group, Inc.
KBR, Inc.
Lennox International, Inc.
MasTec, Inc.
Regal Beloit Corporation
TetraTech, Inc.
Tutor Perini Corporation
URS Corporation
Willbros Group, Inc.
We refer to these companies as the “Comparator Companies”.
Each year the Compensation Committee reviews the annual salaries of, and considers annual incentive awards for, our Chief Executive Officer and our other named executive officers. It also reviews the annual salaries of our other officers and employees and those of our subsidiaries whose proposed annual base salary is $400,000 or more. Our Chief Executive Officer participates in portions of the Compensation Committee’s meetings to make recommendations to the Compensation Committee for salary adjustments and for the payment of annual incentive awards. Payments of annual incentive awards for 2013 for the named executive officers are set out in the Summary Compensation Table on page 23 and were based upon our performance in meeting pre-established financial objectives for the year and an evaluation of the individual named executive officer’s performance in meeting his pre-established personal goals and objectives for the year. The Compensation Committee considers our Chief Executive Officer’s recommendations regarding salary adjustments and payment of annual incentive awards, considers the compensation information provided by Mercer, arrives at its own recommendations, and then with input from our other non-management directors, makes its final determination regarding salary adjustments and payment of annual incentive awards at a meeting without any members of management being present.
Our Chief Executive Officer meets with the Compensation Committee during the first calendar quarter of each year to discuss for that year targeted annual incentive awards for each named executive officer and objectives for our financial performance for the year and personal goals and objectives of each named executive officer for the year upon which the payment of that year’s annual incentive awards are to be based. Targeted annual incentive awards for each of our named executive officers for the year, our financial goals for that year, and the personal goals and objectives for each such executive for that year are recommended by our Chief Executive Officer and are reviewed by and ultimately established by the Compensation Committee, together with input from our non-management directors, at a meeting without any members of management being present.
Because, as discussed below, our annual incentive awards to named executive officers are capped at no more than 250% of annual base salary and our equity awards provide for the award of stock units vesting, generally, over a three year period and the potential of a cash award depending on earnings over a three year period, our Board does not believe its named executive officers are encouraged to take excessive or unnecessary risk. In addition, our Board does not believe that our compensation policies and practices for employees generally are reasonably likely to have a material adverse effect on the Company.
At our 2013 annual meeting of stockholders over 89% of the shares present at the meeting and voting “For” or “Against” the proposal were cast in favor of a resolution to approve, on an advisory basis, the compensation of our named executive officers as set out in our proxy statement for that meeting. Given this percentage of votes in favor of our executive compensation, the Compensation Committee determined to keep our compensation practices in place for 2013.
Incentive awards based upon our financial results are made under our Annual Incentive Program and our Long Term Incentive Plan, subject to the performance terms and other applicable provisions of our Key Executive Incentive Bonus Plan, which, as amended and restated, was reapproved by our stockholders at our 2013 annual meeting.
Annual Base Salary
Annual base salary serves as a foundation of our compensation program. We determine the other key components of the program with reference to base salary, including annual and long-term incentives and termination payments.
We intend annual base salary and perquisites to reward the expertise and experience and sustained performance of our named executive officers, each of whom (other than Mr. Anthony J. Guzzi, who is our President and Chief Executive Officer) has been with us for more than fifteen years. Base salaries are reviewed annually, and we have generally increased named executive officer salaries to reflect promotions or increased responsibilities and cost of living increases, when appropriate, and to remain competitive with those paid by Comparator Companies. For 2013, Mr. Guzzi’s base salary was unchanged. For 2013, the base salaries of Messrs. Mark A. Pompa, our Executive Vice President and Chief Financial Officer, Sheldon I. Cammaker, our Executive Vice President, General Counsel, and Corporate Secretary, and R. Kevin Matz, our Executive Vice President—Shared Services, our other named executive officers, were increased by approximately 5.2%, 1.0% and 5.4%, respectively.
Annual Incentive Program
Annual incentive awards form a significant element of annual compensation under our compensation program. For more than the past five years named executive officer annual incentive awards have been based, in large part, on pre-established annual financial results emphasizing pay-for-performance. We expect annual incentive awards to motivate our named executive officers to improve performance on an annual basis. Such performance improvements should lead to sustained growth and ultimately to enhanced stockholder value.
For 2013, each named executive officer had a targeted annual incentive award based on 2013 financial results as well as a targeted annual incentive award based on his meeting certain pre-established personal goals and objectives. The maximum potential aggregate annual incentive awards payable for 2013 to Mr. Guzzi and Mr. Pompa were 250% and 220%, respectively, of their respective 2013 base salaries and to each other named executive officer was 200% of their respective 2013 base salaries. We refer to a named executive’s maximum potential aggregate annual incentive awards sometimes as his “Maximum Potential Incentive Award.”
For Messrs Guzzi and Pompa, their 2013 targeted annual incentive awards, based upon our meeting certain financial measurements for 2013, were 100% and 88%, respectively, of their respective annual base salaries, and for Messrs. Cammaker and Matz, their 2013 targeted annual incentive awards, based upon our meeting those 2013 financial measurements, were 80% of their respective 2013 annual base salaries. We refer to this targeted annual incentive award sometimes as the “Financial Target Bonus”. The exact amount of each named executive officer’s 2013 annual incentive award that we would pay based on our financial performance ranged from 0% to the maximum percentage of his annual base salary indicated in the immediately preceding paragraph, depending on our 2013 earnings per share and the ratio of our 2013 positive operating cash flow to our 2013 operating income. When we refer to earnings per share with respect to our Annual Incentive Program, we mean earnings per share on a fully diluted basis from continuing operations. However, in calculating such 2013 earnings per share and operating income for purposes of determining annual incentive awards there was, as provided in the program, to be excluded from such calculations (a) non-cash charges directly associated with the write-down of balance sheet values of assets, (b) investment banking, consulting, legal, and accounting fees and related disbursements directly associated with any proposed or consummated (i) sale or disposition of Company assets or securities or (ii) acquisition or investment, (c) the effect of any changes in statutory tax rates from those in effect on March 19, 2013, (d) restructuring charges due to a sale or closure of a subsidiary’s business, (e) the cumulative effect of any change in accounting principles, and (f) certain charges relating to withdrawal liabilities in connection with multi-employer pension plans and lump sum surcharges assessed by any multi-employer pension plan to ameliorate an underfunding in such plan. For the purpose of calculating operating cash flow, amounts that are the subject of clauses (a) through (f) above were, as provided in the program, to be excluded from such calculation. Mr. Guzzi, our Chief Executive Officer, together with other named executive officers, developed proposed 2013 financial measurements on which to base the payment of the annual incentive awards based on financial measurements under our Key Executive Incentive Bonus Plan. Mr. Guzzi then proposed to the Compensation Committee the financial measurements. Our Compensation Committee considered the recommendations and established financial measurements for those annual incentive awards in March 2013, taking into account the recommendations of management, our 2013 budget, and annual earnings per share guidance for 2013 that we provided to the equity markets. No annual incentive award based on these financial measurements was to be payable unless we achieved earnings per share for 2013 (adjusted to exclude certain charges as described above in this paragraph, which earnings per share we refer to herein as “adjusted earnings per share”) in excess of $1.50 and 2013 positive operating cash flow (adjusted to exclude certain charges as described above in this paragraph, which cash flow we refer to herein as “adjusted positive operating cash flow”) of at least 20% of 2013 operating income (adjusted to exclude certain charges as described above in this paragraph, which operating income we refer to herein as “adjusted operating income”). Consequently, the financial measurements emphasized earnings as well as positive operating cash flow—a measure of quality of earnings—and we linked it to guidance we provided to the equity markets.
The 2013 incentive award based on financial measurements, which could have been awarded to a named executive officer, whether at, above, or below his 2013 Financial Target Bonus, was determined in accordance with a matrix adopted by the Compensation Committee, which we refer to as the “Matrix” and which took into account 2013 adjusted earnings per share and the ratio of 2013 positive operating cash flow to 2013 adjusted operating income (the “2013 Cash Flow Ratio”). For example, if our 2013 adjusted earnings per share had been $2.05 (the low end of our 2013 earnings per share guidance of $2.05 to $2.35 per share that was provided to the equity markets in February 2013), then, in accordance with the Matrix, the named executive officer’s 2013 Financial Target Bonus could have been awarded to him only if the 2013 Cash Flow Ratio was at least 100%. If 2013 adjusted earnings per share had been less than $2.05 (but greater than $1.50), each named executive officer could have been awarded an annual incentive award based on financial measurements, in accordance with the Matrix, less than his Financial Target Bonus, the amount of which would depend upon the 2013 adjusted earnings per share and the 2013 Cash Flow Ratio (provided the 2013 Cash Flow Ratio was at least 20%). If 2013 adjusted earnings per share had been greater than $2.05, each named executive officer could have been awarded an annual incentive award based on financial measurements, in accordance with the Matrix, greater or lesser than his Financial Target Bonus, the amount of which would depend upon the 2013 adjusted earnings per share and upon the 2013 Cash Flow Ratio. The exact amount of this incentive award was determined by the intersection on the Matrix of 2013 adjusted earnings per share and the 2013 Cash Flow Ratio. In no event could an incentive award based on financial measurements have exceeded the named executive officer’s Maximum Potential Incentive Award. However, if, as indicated above, 2013 adjusted earnings per share had not been in excess of $1.50, or if the 2013 Cash Flow Ratio had been less than 20%, no annual incentive award based on financial measurements could have been paid to any named executive officer.
For 2013, our adjusted earnings per share were $2.05, and the ratio of our 2013 adjusted positive operating cash flow to 2013 adjusted operating income was approximately 73% which, in accordance with the 2013 Matrix, permitted payment to each named executive officer the following approximate percentages of his 2013 annual base salary as an incentive award in respect of our financial performance: Mr. Guzzi,

91%; Mr. Pompa, 80%; and Messrs. Cammaker and Matz, each 73%. This was the actual annual incentive award made by the Compensation Committee to each named executive officer for 2013 in respect of our financial performance and was less than his respective Financial Target Bonus.
In addition, as indicated above, under our Annual Incentive Program, during the first quarter of each calendar year, our Chief Executive Officer proposes for each of our other named executive officers such officer’s personal goals and objectives for the year, which are in addition to his normal duties and responsibilities. The Compensation Committee reviews those goals and objectives, which are subject to its approval. In the case of our Chief Executive Officer, the Compensation Committee and our Chief Executive Officer agree on his annual personal goals and objectives. Under the program we can pay a named executive officer an annual incentive award based on achieving his annual personal goals and objectives of up to two times a designated percentage of his annual base salary. In 2013, this designated percentage was for Mr. Guzzi, 25%, for Mr. Pompa, 22% and for Messrs. Cammaker and Matz, 20% each.
For 2013, the Compensation Committee made annual incentive awards to the named executive officers based upon achievement of their respective personal goals and objectives. Messrs. Guzzi and Pompa were awarded approximately 50% and 44% of their respective 2013 base salaries, and Messrs. Cammaker and Matz were each awarded approximately 40% of their respective 2013 base salaries, based upon achievement of their respective personal goals and objectives.
Each year’s incentive awards made to named executive officers on the basis of financial measurements and achievement of their respective personal goals and objectives follows our Chief Executive’s report to the Compensation Committee of our annual financial results and how each named executive officer performed in meeting his personal goals and objectives. The Compensation Committee, with input from the other non-management directors, then determines the amounts to be paid to each named executive officer as his annual incentive awards. The determination of the annual incentive awards are made without any members of management present.
Under the terms of the program, the Compensation Committee could have, in its sole discretion, for 2013, reduced the payment of any named executive officer’s annual incentive award based on financial measurements even though those financial measurements called for payment of the percentages provided for in the Matrix. In the exercise of its discretion the Compensation Committee could have taken into account whatever factors it deemed appropriate in exercising negative discretion. The Compensation Committee, in its sole discretion, also could have awarded in respect of each named officer’s personal goals and objectives a percentage of his 2013 base salary ranging from zero to twice the percentage designated for him.
The 2013 aggregate annual incentive awards made to each named executive officer were less than his respective Maximum Potential Incentive Award and represented the following approximate percentage of his respective 2013 base salary: Mr. Guzzi, 141%; Mr. Pompa, 124%; and Messrs. Cammaker and Matz, each, 113%.
Long Term Incentive Plan
We provide a significant portion of our named executive officers’ compensation through our LTIP. The LTIP provides incentives which foster executive recruitment and retention, reward long-term financial performance, and align management and stockholder interests. Before we adopted the LTIP, Mercer advised the Compensation Committee that the LTIP as proposed should accomplish these objectives with its focus on long-term financial performance, cash and equity awards competitive with those granted by Mercer’s list of Comparator Companies, and use of equity for alignment with stockholder returns.
Each participant in the LTIP, including each named executive officer, is entitled each year to an award based on a multiplier (or percentage), which we refer to as the “Multiplier,” of his annual base salary rate at the end of the previous year. We refer to this award as the “LTIP Target Bonus”.
Specifically, the LTIP Target Bonus consists of:
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  an annual award of a number of stock units to senior executives, including the named executive officers. This is the retention component. This number of stock units (in respect of which an equal number of shares of our Common Stock will be issued) generally vests on the third anniversary of the grant date of the stock units. The named executive officer is to receive a number of shares of our Common Stock equal in number to his annual grant of stock units approximately three years from the grant date as well as additional shares of our Common Stock equal to the cash dividends if any, that have been paid with respect to our Common Stock underlying the stock units awarded. The named executive officer will receive these shares only if he continues to be employed by us through the third anniversary of the grant date, unless his employment is terminated by us without cause, by him for good reason, or by reason of his death or disability or retirement at age 65 or older in which case he would receive those shares following the occurrence of that event. (We have set forth the definition of the terms “cause”, “good reason” and “disability” on page 34 in the Section entitled “Potential Post Employment Payments”—“Long Term Incentive Plan”.) Thus, a meaningful portion of the named executive officer’s total compensation is tied to our stock performance; and
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  an award of a potential performance-based cash incentive award, which we refer to sometimes as the “LTIP Cash Target Bonus”, and which is the performance component. This component provides for the annual establishment of three year measurement periods. The award year and the two ensuing years make up each measurement period. Each named executive officer may receive a performance-based cash incentive award, depending upon how closely our actual aggregate earnings per share for the three year measurement period compare to a pre-established earnings per share objective for that measurement period. The Compensation Committee sets the earnings per share objectives. When we refer to “earnings per share” with respect to our LTIP, we mean earnings per share on a fully diluted basis. However, earnings per share with respect to three year measurement periods are to be computed without giving effect to (a) non-cash charges directly associated with the write-down of balance sheet values of assets, (b) investment banking, consulting, legal, and accounting fees and related disbursements directly associated with any proposed or consummated (i) sale or disposition of Company assets or securities or (ii) acquisition or investment, (c) the effect of any changes in statutory tax rates from those in effect on March 29, 2010, (d) restructuring charges due to a sale or closure of a subsidiary’s business, (e) the cumulative effect of any change in accounting principles, and (f) with respect to three year measurement periods commencing on or after January 1, 2012, earnings per share are also to be computed without giving effect to charges relating to withdrawal liabilities in connection with multi-employer pension plans and lump sum surcharges assessed by any multi-employer pension plan to ameliorate an underfunding in such plan. We use the three year measurement period to extend a named executive officer’s focus over multiple-year periods. This is intended to help achieve positive sustained long-term financial results and to align the named executive officer’s interests with longer-term stockholder interests. If we achieve 100% of the earnings per share objective that the Compensation Committee has established for a measurement period, the named executive officer will receive 100% of his LTIP Cash Target Bonus. If we achieve 50% of the earnings per share objective for a measurement period, the named executive officer will receive 50% of his LTIP Cash Target Bonus. If we fail to achieve our minimum objectives of at least 50% of the pre-established earnings per share objective for a measurement period, no performance-based cash incentive award is payable in respect of that measurement period. If we achieve 120% or more of the pre-established earnings per share objective for a measurement period, the named executive officer will receive 200% of his LTIP Cash Target Bonus. For earnings per share falling between 50% and 100% of the earnings per share objective for the measurement period or between 100% and 120% of the earnings per share objective, the percentage of his LTIP Cash Target Bonus is interpolated from 50% to 100% of his LTIP Cash Target Bonus and from 100% to 200% of his LTIP Cash Target Bonus, respectively. The named executive officer would not be entitled to any performance-based cash incentive award for any measurement period in which his employment is terminated by us for cause or in which he leaves our employment without good reason. However, if, during a measurement period, his employment is terminated by us without cause, by him for good reason or by reason of his death, disability or retirement at age 65 or older, he would, nevertheless, be entitled to a pro rata amount of the performance-based cash incentive award that he would have received had he been employed by the Company for that measurement period.

Under the terms of the LTIP, we established for each LTIP participant, including each named executive officer, a Multiplier (or percentage) of his annual base salary rate. The Multiplier for each named executive officer, which is set out in the LTIP (subject to change annually by the Compensation Committee for each named executive officer), for 2013 was as follows: Mr. Guzzi, 300% and Messrs. Mr. Cammaker, Mr. Matz, and Pompa, each 125%. Based upon compensation information provided by Mercer regarding awards to senior executives of Comparator Companies, the Compensation Committee concluded that the Multiplier for each named executive officer, when applied to a percentage of his annual base salary rate as of the end of the previous year, resulted in an LTIP Target Bonus for each named executive officer which was competitive with those provided by Comparator Companies.
The Compensation Committee believes this LTIP two-part retention and performance program provides a balance between market-based incentives and multi-year financial-based awards. Market-based incentives, such as equity awards, provide a strong link to stockholder value creation. Financial-based awards based upon multi-year periods provide a direct link to long-term corporate performance.
In addition, the Board believes that because part of each LTIP award is in stock units generally vesting three years from the grant date and the balance is payable in cash based on the Company’s financial performance over a three year period, which amount is capped based on a percentage of annual base salary rate, the LTIP does not encourage excessive or unnecessary risk taking by participants in the LTIP, including our named executive officers.
Under the terms of the LTIP, in 2011 the Compensation Committee established a measurement period consisting of calendar years 2011, 2012 and 2013 pursuant to which performance-based cash incentive awards may be paid to LTIP participants, including our named executive officers. The actual amount paid in respect of each participant’s LTIP Cash Target Bonus for this measurement period, 50% of the product of his Multiplier and his annual base salary rate as of December 31, 2010, was dependent upon how our Company’s earnings per share for that period measured up against the earnings per share objective for the period, which was $6.00 per share. Because our aggregate earnings per share for the 2011 – 2013 measurement period was $6.25, 104% of the $6.00 earnings per share objective for that measurement period, in accordance with the LTIP, each named executive officer, as well as each other participant in the LTIP, was paid in March 2014 120% of his LTIP Cash Target Bonus. The amount of the LTIP cash payment to each named executive officer is included under the “Non-Equity Incentive Plan Compensation” column for 2013 of the Summary Compensation Table on page 23.
On January 2, 2013, pursuant to the terms of the LTIP, each named executive officer, as well as each other participant in the LTIP, was awarded a number of stock units entitling him to receive in February 2016 an equal number of shares of our Common Stock provided he is continuously employed by us through January 2, 2016. However, if his employment is terminated by us without cause, by him for good reason, or by reason of his death, disability or retirement at age 65 or older, he will, nevertheless, be entitled to those shares. The number of stock units awarded to each named executive officer was determined by dividing 50% of the product of the named executive officer’s then Multiplier set out above in the first paragraph of this page 19 and his annual base salary rate as of December 31, 2012 by the closing price of a share of our Common Stock on the New York Stock Exchange on January 2, 2013. The aggregate grant date fair value of the stock units awarded in 2013 to each named executive officer based on Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718 is included under the “Stock Awards” column for 2013 of the Summary Compensation Table on page 23 and under the “Grant Date Fair Value of Stock and Option Awards” column of the Table entitled “Grants of Plan-Based Awards in Fiscal 2013” on page 26.
In March 2013, under the LTIP, the Compensation Committee also established for the measurement period consisting of the 2013 – 2015 calendar years an earnings per share objective of $6.45. Each named executive officer’s LTIP Cash Target Bonus for that measurement period is 50% of the product of his annual base salary rate as of the end of 2012 and his then Multiplier set out in the first paragraph on this page 19. The amounts set out in the Table entitled Grants of Plan-Based Awards in Fiscal Year 2013 on page 26 identified with footnote (4) indicates the range of LTIP performance-based cash incentive awards each named executive officer may receive in respect of the 2013 – 2015 measurement period if we achieve for that measurement period (i) the minimum earnings per share objective of $3.23, (ii) the earnings per share objective of $6.45, or (iii) at least 120% of the earnings per share objective, or $7.74. As indicated earlier, if we do not achieve the minimum earnings per share objective for the 2013 – 2015 measurement period, we will not pay any of the LTIP performance-based cash incentive awards identified in the Grants of Plan-Based Awards in Fiscal Year 2013 Table.
Percentage of Incentive Compensation
We believe our annual and LTIP incentive awards motivate our named executive officers to seek sustained positive financial performance. A significant portion of the named executive officers’ compensation is incentive compensation based on objective financial performance. The equity awards expose management to the risk that our stock value will go down and are conditioned on the named executive officer staying employed with us for a significant period of time.
For 2013, the percentages of targeted incentive compensation to total targeted compensation (including stock units) of the named executive officers ranged from approximately 46% to 52%, and the equity component percentage of the named executive officers’ total targeted compensation (including stock units) ranged from approximately 18% to 28%. Of their 2013 total targeted compensation (including stock units), the percentages that were forfeitable ranged from approximately 35% to 56%.
Corporate Tax Deduction on Compensation in Excess of $1 Million a Year
Section 162(m) of the U.S. Internal Revenue Code of 1986, as amended, which we refer to as the “Code”, generally limits how much compensation public companies may deduct on their U.S. federal income tax returns for compensation paid to certain executive officers. Public companies generally may deduct up to $1 million of compensation they pay to any employee who on the last day of the year is a named executive officer. Compensation may qualify for an exemption from the deduction limit if it satisfies certain conditions under Section 162(m). The Compensation Committee considers the impact of this rule when developing and implementing our executive compensation plans. While we have designed much of our annual incentive awards and the LTIP performance-based cash incentive awards to qualify for an exemption from the limitation on deductible compensation, not all the annual incentive awards and LTIP awards qualify under Section 162(m). To the extent a named executive officer’s annual incentive award is paid based on achievement of his personal goals and objectives (and a portion was so paid for 2013), the award would not, and did not, qualify under Section 162(m). Awards of stock units under the LTIP, which vest over the passage of time, do not qualify under Section 162(m). The Compensation Committee does not require that all compensation qualify under Section 162(m) because it believes that it is important to preserve flexibility in administering compensation programs.
Accounting Treatment
When designing the elements of compensation, the Compensation Committee considers the impact of accounting treatment and avoids structuring awards that would require that they be marked to market at the end of each accounting period as those types of awards could result in additional expense to the Company or additional net income to the Company dependent upon their periodic change in value.
Retirement Plans, Severance Arrangements, and Stock Options
Retirement Plans
Until 2013 we provided our retirement benefits solely through our 401(k) plan pursuant to which we made a matching contribution of $12,750 for the account of each named executive officer for 2013. We based the amount of our contribution for named executive officers on a formula set forth in the terms of the plan that applies to all employees participating in our 401(k) plan.
Effective with calendar year 2013, we adopted the Voluntary Deferral Plan, a non-qualified deferred compensation plan offered to a select group of employees with annual salaries of at least $175,000, including our named executive officers. Under the Voluntary Deferral Plan an eligible employee may make elective deferrals and receive a Company base matching credit of up to four percent (4%) on deferrals, but not in excess of four percent (4%) of base salary in excess of an annual Internal Revenue Code limit

($255,000 for 2013), plus possible Company supplemental credits. The Voluntary Deferral Plan provides both a deferral opportunity and employer credits in excess of the deferrals and contributions available under our 401(k) Plan. Benefits under the Voluntary Deferral Plan are intended to be unfunded for tax purposes. Although the Company has created a trust to help it meet its obligations to pay Voluntary Deferral Plan benefits, assets of the trust are subject to the claims of the general creditors of the Company in the event of insolvency or bankruptcy. Participant accounts reflecting deferrals and Company matching credits under the Voluntary Deferral Plan are periodically adjusted to reflect the investment experience of certain funds in which the accounts are notionally invested are fully vested at all times, and are distributable following separation from service or a change of control. See the Table under “Non-Qualified Deferred Compensation” on page 30 for information regarding deferrals and Company credits made in respect of 2013.
Severance Arrangements
In light of our modest retirement benefits and the existence of employment agreements for several years with our named executive officers other than Mr. Guzzi (who did not join us until October 2004), which employment agreements we decided not to renew when they expired December 31, 2004, the Compensation Committee decided to enter into severance agreements with our named executive officers in 2005. The terms of the severance agreements reflected market practice and advice provided to the Compensation Committee by Mercer and outside counsel engaged by the Compensation Committee and take into account the named executive officers’ past accomplishments. If a named executive is terminated without cause or if he terminates his employment for good reason, his severance agreement provides him with a severance benefit equal to (a) two years of his annual base salary and (b) a prorated amount of his annual incentive awards. The severance agreements and other enhanced severance benefits referred to in this Section as well as the terms “cause” and “good reason” are described commencing on page 31 under “Potential Post Employment Payments”—“Severance Agreements”.
In addition, if the named executive officer is terminated without “cause”, he terminates his employment for “good reason” or his employment is terminated by reason of his disability, as those terms are defined on page 34 under “Potential Post Employment Payments”—“Long Term Incentive Plan”, or if he dies or retires at age 65 or older we will under the LTIP provide him with:
•
  all the shares issuable in respect of his LTIP stock units no later than six months after the named executive officer’s termination date; and
•
  with respect to each measurement period then in effect, a prorated amount of the LTIP performance-based cash incentive award that he would have received had he remained in our employ during the entire measurement period.
Change of Control Agreements
Each of our named executive officers is a party to a change of control agreement so that if we experience a change of control we can provide security to them during the period of change of control in order that they can focus on our business, making decisions which are in our best interests and the best interests of our stockholders, even if such decisions lead to their departure and in order that we may retain these individuals during that period and the transition to new ownership.
These change of control agreements provide for enhanced severance benefits if, within two years of the date we experience a change of control, the executive terminates his employment for good reason or the executive’s employment is terminated involuntarily, other than for cause, death or disability. The enhanced severance benefits payable in the event of severance after a change of control are described under “Potential Post Employment Payments”—“Change of Control Arrangements” commencing on page 37. If severance benefits are paid to a named executive officer under a change of control agreement, no payments are to be made to him under his severance agreement. The terms and provisions of the change of control agreements reflected competitive market practices and advice provided by outside counsel to the Company and were not derived primarily from a negotiation process with our executives. The term “change of control” as used in the change of control agreements is defined commencing on page 37.

Excise Tax Gross-Ups
The severance payments and other payments and benefits our named executive officers would receive in connection with a change of control could trigger an excise tax, payable by our named executive officers. In that case, under the terms of the change of control agreements we are to make gross-up payments to those named executive officers so that they receive the same economic benefit they would have received if the excise tax were not imposed. These gross-up payments would be provided even though we cannot deduct them from our own taxable income, because we believe our named executive officers should receive the full economic benefit of the protections we have offered them.
Stock Options
The sole stock option grant held by each of Messrs. Cammaker, Matz and Pompa provides that such options are exercisable for the shorter of two years from the termination date of the named executive’s employment with the Company or the remainder of the option term if the named executive officer is terminated by us without cause or if he terminates his employment for good reason. If a named executive officers’s employment is terminated by us for cause or if he terminates his employment without good reason, then his options would be exercisable for the shorter of three months from the termination date or the remainder of the option term. The terms “cause” and “good reason,” as defined in the stock option agreements, are substantially the same as they are defined in the severance agreements described commencing on page 31 under “Potential Post Employment Payments”—“Severance Agreements”. All stock options granted to our named executive officers are presently vested. Mr. Guzzi has no stock options.

EXECUTIVE COMPENSATION AND RELATED INFORMATION
The following Table sets forth information with respect to the compensation of our Chief Executive Officer, our Chief Financial Officer, and our only other executive officers, who we refer to collectively as the “named executive officers”, based on total compensation for fiscal 2013.
Summary Compensation Table for Fiscal Years 2013, 2012 and 2011

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Option Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)(3)	All Other Compensation ($)(4)	Total ($)
Anthony J. Guzzi President and Chief Executive Officer	2013	$980,000	—	$1,470,000	—	$2,521,800	$203,839	$5,175,639
	2012	$980,000	—	$1,299,336	—	$3,132,500	$158,509	$5,570,345
	2011	$950,000	$634,000	$3,447,584	—	$2,096,875	$77,398	$7,205,857
Mark A. Pompa Executive Vice President and Chief Financial Officer	2013	$610,000	—	$362,492	—	$1,139,388	$92,224	$2,204,104
	2012	$580,000	—	$691,269	—	$1,669,750	$86,279	$3,027,298
	2011	$560,000	$366,000	$318,729	—	$1,103,328	$76,462	$2,424,519
Sheldon I. Cammaker Executive Vice President, General Counsel and Corporate Secretary	2013	$515,000	—	$318,717	—	$948,420	$153,820	$1,935,957
	2012	$510,000	—	$654,402	—	$1,435,625	$140,237	$2,740,264
	2011	$501,000	$386,000	$306,235	—	$934,821	$121,188	$2,249,244
R. Kevin Matz Executive Vice President, Shared Services	2013	$485,000	—	$287,479	—	$865,830	$117,028	$1,755,337
	2012	$460,000	—	$616,276	—	$1,278,750	$102,736	$2,457,762
	2011	$440,000	$333,000	$265,622	—	$818,538	$72,409	$1,929,569

(1)
  Stock awards reflected in this Table represent for 2011, 2012, and 2013 aggregate grant date fair value for stock units computed in accordance with Financial Accounting Standards Board (“FASB”) ASC Topic 718. There can be no assurance that these amounts will be realized. These stock awards consist of, for 2011, 2012 and 2013, time-based stock units granted under our Long Term Incentive Plan (“LTIP”), for 2011 in the case of Mr. Guzzi, 80,000 additional time-based stock units awarded to him in May 2011, and for 2012 in the case of Mr. Guzzi, 13,006 additional time-based stock units awarded to him in March 2012, and in the case of Messrs. Pompa, Cammaker and Matz, for 2012, 12,000 additional time-based stock units awarded to each of them in March 2012. The value of the respective stock awards are equivalent to the closing price of a share of our Common Stock on the New York Stock Exchange on the date of the award multiplied by the number of stock units included in the award.
(2)
  No option awards were made to the named executive officers in 2011, 2012, and 2013.
(3)
  The amounts reported in this column for 2013 include annual incentive awards paid in 2014 in respect of 2013, all of which were paid in cash. These annual incentive awards for each of the named executive officers are as follows: Mr. Guzzi, $1,381,800; Mr. Pompa, $756,888; Mr. Cammaker, $580,920; and Mr. Matz, $547,080. The amounts reported in this column for 2013 also include amounts paid in 2014 under the LTIP in respect of LTIP Cash Target Bonuses for the 2011 – 2013 measurement period. These LTIP amounts for each of the executive officers are as follows: Mr. Guzzi, $1,140,000; Mr. Pompa, $382,500; Mr. Cammaker, $367,500; and Mr. Matz, $318,750.
(4)
  The amounts reported in this column for 2013 for each named executive officer include: (a) an allowance for his leasing of an automobile; reimbursement for auto insurance on such vehicle; reimbursement for the cost of maintenance and repair of such vehicle; reimbursement for monthly dues in a club suitable for entertaining clients and other business contacts; the value of tickets to certain sporting events, (b) the value of additional time-based stock units equal in value to cash dividends paid in 2011, 2012 and 2013 on shares of our Common Stock pursuant to dividend equivalent awards with respect to stock units awarded prior to 2012 inasmuch as the value of stock units awarded in 2011 included in the Summary Compensation Table did not reflect the value of cash dividends as we only commenced the payment of cash dividends in the last quarter of 2011, and (c) premiums paid for excess liability insurance of $10 million. The amounts in this column also include the cost of premiums paid by us for term life insurance for each named executive officer as follows: Mr. Guzzi, $14,110; Mr. Pompa, $2,559; Mr. Cammaker, $20,421; and Mr. Matz, $11,324. In addition, the amounts reported in this column include reimbursement for taxes on certain of the foregoing perquisites for each of the named executive officers as follows: Mr. Guzzi, $27,109; Mr. Pompa, $17,403; Mr. Cammaker, $50,591; and Mr. Matz, $33,782. For 2013, the amounts also include matching contributions of $12,750 provided by us under our 401(k) Retirement Savings Plan for the account of each named executive officer and matching credits provided by us under our Voluntary Deferral Plan for each named executive officer as follows: Mr. Guzzi, $36,250; Mr. Pompa, $17,750; Mr. Cammaker, $13,000; and Mr. Matz, $11,500. No amounts are included in this column for earnings on deferred compensation because the named executive officers did not receive above-market or preferential earnings on compensation that is deferred.

Proportion of 2013 Salaries and Bonuses to Total 2013 Compensation
The approximate percentage of each named executive officer’s 2013 salary of his total 2013 compensation reported in the Summary Compensation Table on page 23 is as follows: Mr. Guzzi, 19%; Mr. Pompa, 28%; Mr. Cammaker, 27%; and Mr. Matz, 28%. There were no bonuses awarded in 2013. There can be no assurance that the total compensation amounts reported in that Table will be realized.
Annual Incentive Awards
Under our Annual Incentive Program the Compensation Committee establishes annual financial objectives for us and individual performance goals and objectives for each named executive officer. These objectives are the basis on which a determination is made whether the named executive officer should receive annual incentive awards and, if so, the amount of such award. The annual incentive awards for 2013 and the basis on which they were made are discussed on pages 15 through 17 under “Compensation Discussion and Analysis”. For 2013, the maximum annual incentive awards for Messrs. Guzzi and Pompa were 250% and 220%, respectively, of their respective 2013 annual base salaries and for Messrs. Cammaker and Matz were 200% of their respective 2013 annual base salaries. For 2013, the annual incentive award for each named executive officer based on our 2013 financial performance was equal to an approximate percentage of his annual base salary as follows: Mr. Guzzi, 91%; Mr. Pompa, 80%; Mr. Cammaker, 73%; and Mr. Matz, 73%. In addition, each such officer received, based on the accomplishment of his 2013 individual goals and objectives, the following percentages of his annual base salary: Mr. Guzzi, 50%; Mr. Pompa, 44%; Mr. Cammaker, 40%; and Mr. Matz, 40%. The estimated payouts under the 2013 Annual Incentive Program are included under the “Estimated Future Payouts Under Non-Equity Incentive Plan Awards” column of the Grants of Plan-Based Awards in Fiscal Year 2013 Table on page 26 and have footnote (3) next to them. The actual 2013 incentive awards, all of which were in cash, are included in the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table on page 23.
Long Term Incentive Plan
Under the terms of the LTIP, for 2013, we awarded each named executive officer a number of stock units in January 2013. These stock units, which generally vest in full three years from their respective award dates, represent the right to receive an equal number of shares of Common Stock, generally on or about the fourth week in February 2016.
A named executive officer has to be employed by us generally until January 2, 2016 to receive shares of our Common Stock in respect of his 2013 LTIP stock unit award. If a named executive officer’s employment terminates before January 2, 2016, he will forfeit his 2013 LTIP stock unit award, unless such termination is by the Company without cause or by him for good reason or due to his disability, death or retirement at age 65 or older. The terms “cause”, “good reason” and “disability” are defined on page 34 under “Potential Post Employment Payments”—“Long Term Incentive Plan”.
As provided in the LTIP, in January of each year we base the number of stock units that a named executive officer is to receive for that calendar year on one-half of a set percentage of his annual base salary rate as of the immediately preceding December 31, divided by the closing price of a share of our Common Stock as of the first business day of the year in which we award the stock units. The current percentage for each named executive officer is provided for in the LTIP (subject to change by the Compensation Committee) and is set out in the first paragraph on page 19 under “Compensation Discussion and Analysis”.
The 2013 stock award values reflected in the “Stock Awards” column of the Summary Compensation Table on page 23 relate to those stock units awarded in January 2013 under the LTIP to each named executive officer. There can be no assurance that the amounts reported in the “Stock Awards” column of that Table for 2013 will be realized. The stock awards reflected in the “All Other Stock Awards” column of the Grants of Plan-Based Awards in Fiscal Year 2013 Table on page 26 represent the number of stock units awarded to each named executive officer in January 2013 under the LTIP.
We also grant potential performance-based cash incentive awards under the LTIP based on our performance for a three calendar year measurement period commencing with the award year. In 2011, we granted each named executive officer a potential performance-based cash incentive award, or LTIP Cash

Target Bonus, based on our performance for a measurement period consisting of calendar years 2011 – 2013. We reached 104% of our targeted financial performance for that measurement period, and, accordingly, each named executive officer was paid an amount equal to 120% of his LTIP Cash Target Bonus for the measurement period. The amounts paid in respect of these performance-based cash incentive awards are included for 2013 in the Summary Compensation Table under the “Non-Equity Incentive Compensation” column on page 23.
In addition, in 2013, we granted each named executive officer an LTIP Cash Target Bonus based upon the measurement period consisting of calendar years 2013 – 2015, which is reflected in the “Estimated Future Payouts Under Non-Equity Incentive Plan Awards” column of the Grants of Plan-Based Awards in Fiscal Year 2013 Table on page 26. We will base the payment of these awards (next to which the footnote (4) appears) on the achievement of the predetermined earnings per share objective for the measurement period consisting of calendar years 2013 – 2015. We will pay to each such named executive officer the target performance-based cash incentive award set opposite his respective name in the Grants of Plan-Based Awards in Fiscal Year 2013 Table below if we achieve aggregate earnings per share of $6.45 for the 2013 – 2015 measurement period. If, for this period, we achieve aggregate earnings per share of $3.23, each such named executive officer will be entitled to the threshold performance-based cash incentive award amount set opposite his name in that Table, but if we do not achieve aggregate earnings per share of at least $3.23, no such cash incentive award will be payable. If, for this period, we achieve aggregate earnings per share of $7.74 or more, each such named executive officer will be entitled to the maximum performance-based cash incentive award amount set opposite his name in that Table. For aggregate earnings per share falling between $3.24 and $6.44, and between $6.46 and $7.73, for the 2013 – 2015 measurement period, the performance-based cash incentive award is interpolated from 50.1% to 99.9% of the target performance-based cash incentive award and from 101% to 199% of the target performance-based cash incentive award, respectively.
If a named executive officer is not employed during an entire measurement period, he will not be entitled to any performance-based cash incentive award for the measurement period, unless he has been terminated without cause, he terminates his employment for good reason, dies, is disabled or retires at age 65 or older. If during a measurement period he is terminated without cause or he terminates his employment for good reason, dies, is disabled or retires at age 65 or older, then for the measurement period, he will be entitled to a portion of the awards under the LTIP as described under “Potential Post Employment Payments”—“Long Term Incentive Plan” commencing on page 33, where the terms “cause”, “good reason” and “disability” are also defined.
Voluntary Deferral Plan
Each of our executive officers deferred amounts under the Voluntary Deferral Plan for 2013 and received Company base matching credits plus a Company supplemental credit equal to 25% of the base matching credit. All Company matching credits are included for 2013 in the Summary Compensation Table under the “All Other Compensation” column on page 23. See “Non-Qualified Deferred Compensation” on page 30 for additional information about the Voluntary Deferral Plan.

The following Table sets forth certain information with respect to the grant of awards during the 2013 fiscal year to the named executive officers.
Grants of Plan-Based Awards in Fiscal Year 2013

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards						All Other Stock Awards Number of Shares of Stock or Units (#)		Grant Date Fair Value of Stock and Option Awards ($)
Name	Grant Date	Threshold ($)		Target ($)		Maximum ($)
Anthony J. Guzzi	1/2/13							41,976	(1)	$1,470,000	(2)
	3/6/13	$254,800	(3)	$1,225,000	(3)	$2,450,000	(3)
	3/6/13	$735,000	(4)	$1,470,000	(4)	$2,940,000	(4)
Mark A. Pompa	1/2/13							10,351	(1)	$362,492	(2)
	3/6/13	$139,568	(3)	$671,000	(3)	$1,342,000	(3)
	3/6/13	$181,250	(4)	$362,500	(4)	$725,000	(4)
Sheldon I. Cammaker	1/2/13							9,101	(1)	$318,717	(2)
	3/6/13	$107,120	(3)	$515,000	(3)	$1,030,000	(3)
	3/6/13	$159,375	(4)	$318,750	(4)	$637,500	(4)
R. Kevin Matz	1/2/13							8,209	(1)	$287,479	(2)
	3/6/13	$100,880	(3)	$485,000	(3)	$970,000	(3)
	3/6/13	$143,750	(4)	$287,500	(4)	$575,000	(4)

(1)
  Consists of time-based stock units awarded in January 2013 under our LTIP.
(2)
  Represents the aggregate grant date fair value of stock units awarded in January 2013 under our LTIP, which fair value was computed in accordance with FASB ASC Topic 718.
(3)
  These amounts represent estimated payouts pursuant to our Annual Incentive Program for 2013. The actual amounts paid in respect of this program for 2013 are disclosed in the Summary Compensation Table on page 23, and the threshold amounts assume (a) achievement of personal goals and objectives for which the percentage of annual base salary of the named executive officer set forth in the first full paragraph on page 17 is paid and (b) no award based upon financial measurements is made.
(4)
  These estimated payouts are pursuant to our LTIP in respect of the measurement period 2013 – 2015, and the threshold amounts assume the minimum earnings per share objective is achieved under the LTIP as described commencing on page 17 under “Compensation Discussion and Analysis”—“Long Term Incentive Plan”.
(5)
  There were no stock option awards in 2013.

The following Table sets forth certain information with respect to unexercised options and unvested outstanding equity awards held by the named executive officers at the end of 2013.
Outstanding Equity Awards at 2013 Fiscal Year-End

	Option Awards					Stock Awards
Name (A)	Number of Securities Underlying Unexercised Options (#) Exercisable (B)		Number of Securities Underlying Unexercised Options (#) Unexercisable (C)	Option Exercise Price ($) (D)	Option Expiration Date (E)	Number of Shares or Units of Stock That Have Not Vested (#) (F)		Market Value of Shares or Units of Stock That Have Not Vested ($) (G)
Anthony J. Guzzi						33,205	(2)	$1,409,220	(2)
						35,397	(3)	$1,502,249	(3)
						42,168	(4)	$1,789,610	(4)
						81,828	(5)	$3,472,780	(5)
						13,247	(6)	$562,203	(6)
	71,000	(1)		$9.67	10/24/14
	202,000	(1)	—	$11.27	1/02/15
Mark A. Pompa						11,137	(2)	$472,654	(2)
						13,038	(3)	$553,333	(3)
						10,397	(4)	$441,249	(4)
						12,225	(6)	$518,829	(6)
	101,200	(1)	—	$11.27	1/02/15
Sheldon I. Cammaker						10,701	(2)	$454,150	(2)
						11,665	(3)	$495,063	(3)
						9,141	(4)	$387,994	(4)
						12,225	(6)	$518,829	(6)
	134,800	(1)	—	$11.27	1/02/15
R. Kevin Matz						9,281	(2)	$393,886	(2)
						10,244	(3)	$434,755	(3)
						8,246	(4)	$349,960	(4)
						12,225	(6)	$518,829	(6)
	109,200	(1)	—	$11.27	1/02/15

(1)
  Stock options granted 10/25/04 and 1/3/05 vested and became exercisable 33-1/3% on each of the first, second and third anniversaries of their respective grant dates and generally expire on the respective dates shown in column (E) which is the day before the tenth anniversary of their respective grant dates.
(2)
  Represents LTIP stock units awarded in January 2011 as well as additional stock units that accrued on that award during 2011, 2012 and 2013 pursuant to dividend equivalent awards equal in value to our cash dividends paid during 2011, 2012 and 2013 which would have been paid with respect to Common Stock underlying such January 2011 award; these stock units vested on January 3, 2014.
(3)
  Represents LTIP stock units awarded in January 2012 as well as additional stock units that accrued on that award during 2012 and 2013 pursuant to dividend equivalent awards equal in value to our cash dividends paid during 2012 and 2013 which would have been paid with respect to Common Stock underlying such January 2012 award; these stock units generally will vest on January 3, 2015.
(4)
  Represents LTIP stock units awarded in January 2013 as well as additional stock units that accrued on that award during 2013 pursuant to dividend equivalent awards equal in value to our cash dividends paid during 2013 which would have been paid with respect to Common Stock underlying such January 2013 award; these stock units generally will vest on January 2, 2016.

(5)
  Represents stock units awarded in May 2011 as well as additional stock units that accrued on that award during 2011, 2012 and 2013 pursuant to dividend equivalent awards equal in value to our cash dividends paid during 2011, 2012 and 2013 which would have been paid with respect to Common Stock underlying such May 2011 award; these stock units generally will vest on May 9, 2015.
(6)
  Represents stock units awarded in March 2012 and additional stock units that accrued on that award during 2012 and 2013 pursuant to dividend equivalent awards equal in value to our cash dividends paid during 2013 which would have been paid with respect to Common Stock underlying such March 2012 award; these stock units generally will vest on January 3, 2015 in the case of Mr. Guzzi and generally will vest on March 15, 2016 in the case of Messrs. Pompa, Cammaker and Matz.
In the event a named executive officer who is a holder of any of the options set out in the “Outstanding Equity Awards at 2013 Fiscal Year-End Table” on page 27 is terminated by us without cause or terminates his employment for good reason, the options held by him remain exercisable for the shorter of two years following such termination of employment or the balance of the original term. If the named executive officer’s employment terminates because of his retirement at age 65 or older, death, or disability or by reason of his employment being terminated by us for cause or by him without good reason, his options will be exercisable for the shorter of the balance of their original term or three months following termination of employment in the case of such retirement or disability or termination for cause or without good reason or six months in the case of death. The terms “disability”, “cause” and “good reason” are defined in the option agreements substantially as they are defined in the Severance Agreements commencing on page 31 under the Section entitled “Potential Post Employment Payments”—“Severance Agreements”.
Unvested stock units reported in the Outstanding Equity Awards at 2013 Fiscal Year-End Table on page 27 include those awarded in 2011, 2012 and 2013 under our LTIP to each named executive officer and in the case of Mr. Guzzi, an additional 80,000 stock units awarded to him in May 2011 and an additional 13,006 stock units awarded to him in March 2012 and in the case of Messrs. Pompa, Cammaker and Matz, an additional 12,000 stock units awarded to each of them in March 2012. In addition, their unvested stock units outstanding as of December 31, 2013 reflect additional stock units (“Dividend Equivalent Awards”) equal in value to our cash dividends on our Common Stock which would have been paid in respect of shares of our Common Stock underlying their stock units outstanding as of the dividend payment dates. Stock units awarded in 2011 (and related Dividend Equivalent Awards) vested in full in January 2014 except for the 80,000 stock units awarded to Mr. Guzzi in May 2011 (and related Dividend Equivalent Awards) which are to vest in full in May 2015; those stock units awarded in 2012 (and related Dividend Equivalent Awards) are to vest in full on January 2015 except for 12,000 stock units awarded to each of Messrs. Pompa, Cammaker and Matz in March 2012 (and related Dividend Equivalent Awards) which are to vest in full on March 2016. However, if we experience a change of control prior to the scheduled vesting date, unvested stock units (and related Dividend Equivalent Awards) will vest in full at that time and shares of our Common Stock will be issued in respect of them. If the employment of a named executive officer is terminated by us without cause or by him for good reason, or if his employment terminates by reason of his death, disability or retirement at age 65 or older, the stock units awarded to him under our LTIP, and, in the case of Mr. Guzzi, those stock units awarded to him in May 2011 and March 2012, will vest in full at such time and the shares of our Common Stock to be issued in respect of such stock units will be issued thereafter, and, if employment of the named executive officer is terminated by us for cause or he terminates his employment without good reason, before his stock units vest, he will forfeit the stock units (and related Dividend Equivalent Awards). With respect to the stock units granted to Messrs. Pompa, Cammaker and Matz in March 2012, similar terms apply, except that if there is a termination of such individual’s employment by the Company without cause, by him for good reason or on retirement at age 65 or older or if his employment terminates due to disability, then the stock units will vest on a pro rata basis and the balance of those stock units will be forfeited. The terms “cause”, “good reason”, “change of control”, and “disability” are defined for purposes of all stock unit awards similarly to those definitions on page 34 under “Potential Post Employment Payments”—“Long Term Incentive Plan”.

The following Table sets forth with respect to each named executive officer certain information with respect to options exercised in 2013 by him and his stock awards that vested during fiscal year 2013.
Option Exercises and Stock Vested in Fiscal Year 2013

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Anthony J. Guzzi	15,000	$456,000	17,799	$623,321
Mark A. Pompa	43,164	$1,255,317	10,268	$359,585
Sheldon I. Cammaker	10,000	$303,125	10,837	$379,512
	14,000	$382,235
	15,000	$439,988
	5,000	$145,413
	10,000	$294,425
	5,000	$144,363
	5,000	$144,063
	4,680	$136,247
R. Kevin Matz	71,880	$2,109,858	9,355	$327,612

NON-QUALIFIED DEFERRED COMPENSATION
As indicated above, certain of our employees, including each named executive officer, are permitted to defer compensation under the Company’s Voluntary Deferral Plan in order to make eligible employees whole for compensation limits imposed under our 401(k) plan and thus enabling additional savings for retirement on a tax deferred basis.
The Voluntary Deferral Plan permits an eligible employee to defer annually up to one-half of that portion of his base salary in excess of the limits described in Section 401(a)(17) of the Internal Revenue Code (for 2013 the limit was $255,000) and/or up to 100% of any annual cash bonus and/or cash incentive payments to him. A participating employee’s account is also credited with a Company matching credit of up to 4% on deferrals, but not in excess of four percent (4%) of base salary in excess of the federal tax limit described above, plus possible Company supplemental credits. Accounts under the Voluntary Deferral Plan are credited with hypothetical earnings and losses based on notional investments (mutual funds) selected by the participating employee in accordance with the Voluntary Deferral Plan terms. Accounts would also be distributable upon a change of control of the Company.
Accounts deferred in 2013 are payable in a lump sum following the participant’s termination of employment and accounts deferred on or after January 1, 2014 are payable in either a lump sum or in five annual installments following termination of employment, as elected by the participant at the time of deferral.
The following Table sets forth certain information regarding (a) deferrals and matching credits under our Voluntary Deferral Plan with respect to the accounts of each of our named executive officers and (b) each such executive officer’s account balance as of December 31, 2013.

Name	Executive Contributions in Last Fiscal Year(1)	Company Contributions in Last Fiscal Year(2)	Aggregate Earnings in Last Fiscal Year(3)	Aggregate Withdrawal Distributions	Aggregate Balance at Last Fiscal Year End(4)
Anthony J. Guzzi	$39,200	$36,250	$3,977	—	$79,427
Mark A. Pompa	$24,400	$17,750	$2,463	—	$44,613
Sheldon I. Cammaker	$15,450	$13,000	$677	—	$29,127
R. Kevin Matz	$14,550	$11,500	$1,333	—	$27,383

(1)
  Amounts reported in this column are included as salary in the Summary Compensation Table on page 23.
(2)
  Amounts reported in this column are included in All Other Compensation in the Summary Compensation Table on page 23.
(3)
  This column includes earnings (and losses) on deferred compensation balances. Such amounts are not “above-market” or “preferential” earnings and, therefore, are not reported as compensation in the Summary Compensation Table on page 23.
(4)
  This column reflects the aggregate of salary deferred by each named executive since the Voluntary Deferral Plan became effective on January 1, 2013 plus the aggregate credits provided by the Company and invested earnings on such deferrals and credits.

POTENTIAL POST EMPLOYMENT PAYMENTS
Severance Agreements
Messrs. Guzzi, Pompa, Cammaker, and Matz, each a named executive officer, are parties to severance agreements with us, which we refer to as the “Severance Agreements”. The Severance Agreements each provide for specified benefits under certain circumstances should the executive officer’s employment with us terminate.
Termination by us without Cause or Termination by the Named Executive Officer for Good Reason
The Severance Agreements each provide that if the named executive officer’s employment is terminated by us without “cause” (defined below) or if he terminates his employment for “good reason” (defined below), we will pay the named executive officer an amount equal to twice his annual base salary in effect immediately prior to his termination. We will pay this amount in eight equal quarterly installments. In addition, we will pay the named executive officer all unpaid amounts for his annual incentive awards for any calendar year ended before the date of termination. We will also pay the named executive officer an amount equal to a prorated portion of his targeted annual incentive award based on his personal goals and objectives for the year in which his termination takes place and a prorated portion of the annual incentive award based upon our financial performance that he would have received had he been employed for the entire year. We will calculate these amounts by multiplying the applicable incentive award amount by a fraction, the numerator of which is the number of days in the calendar year in which the termination occurs that he was employed by us and the denominator of which is 365.
We will also provide, at our expense, coverage for the named executive officer (and, to the extent applicable, his eligible dependents) under our medical, dental and hospitalization insurance plans for a period of 18 months from the date of termination. In addition, we will provide, at our expense, coverage under our group life and accidental death and dismemberment insurance plans for a period of 12 months from the date of termination. However, if a successor employer of the named executive officer provides comparable coverage, we will stop providing coverage.
No amounts are payable under a Severance Agreement if the named executive officer’s employment is terminated by us for cause or by him without good reason. In addition, no severance benefits are payable under a Severance Agreement if benefits are payable under a named executive officer’s change of control agreement described commencing on page 37.
Definition of Cause and Good Reason
“Cause” is defined in each such named executive officer’s Severance Agreement as:
•
  the named executive officer committing an action involving willful malfeasance in connection with his employment which results in material harm to us;
•
  the named executive officer committing a material and continuing breach of the terms of his Severance Agreement if the breach is not cured within 60 days after we provide the named executive officer with written notice of any such breach; or
•
  the named executive officer’s conviction of a felony.
For purposes of this definition, no act, or failure to act, on the named executive officer’s part, is deemed “willful” unless done, or omitted to be done, by him in bad faith. In addition, cause will only exist if there was no reasonable belief that the named executive officer’s act, or failure to act, was in our best interest and the best interest of our subsidiaries.
“Good reason” is defined in each such named executive officer’s Severance Agreement as:
•
  our reducing the named executive officer’s then annual base salary, except in connection with a similar reduction in salary that applies to all our senior executives;
•
  our or one of our subsidiaries failing to pay to the named executive officer any portion of his current compensation that is already earned and due;

•
  our failure to obtain the assumption (either specifically or by operation of law) of the named executive officer’s Severance Agreement by any successor to, or assign of, us or any person acquiring substantially all of our assets; or
•
  the termination of a specified Indemnity Agreement in effect between the named executive officer and us.
In addition, Mr. Guzzi’s Severance Agreement provides that “good reason” also includes any reduction by the Company of his authority, duties, or responsibilities or any removal of him from his current office other than by the Company for cause or as a result of his permanent disability or by him for good reason.
Payments in the Event of Permanent Disability
Each such named executive officer’s Severance Agreement also provides that, in the event of his “permanent disability” (defined below), we will provide the same insurance benefits described above in the case of termination of his employment by us without cause or by him for good reason.
In the event of permanent disability, we will pay the named executive officer a lump sum payment equal to:
•
  all unpaid amounts in respect of any annual incentive award for any calendar year ending before the calendar year in which such termination occurs, which would have been payable had the named executive officer remained employed by us until the date such annual incentive award would otherwise have been paid, plus
•
  a prorated amount of his targeted annual incentive awards for the year in which his employment terminates.
“Permanent disability” exists if the named executive officer has been absent from his duties on a full-time basis for a period of six consecutive months as a result of his incapacity due to physical or mental illness.
Payments in the Event of Death
Each such named executive officer’s Severance Agreement also provides for payment upon the named executive officer’s death to his estate or his designated beneficiaries of a lump sum equal to:
•
  three months of his base salary and any unpaid annual incentive awards as of the date of his death for any calendar year ending before the year in which his death occurs, which would have been payable had he remained employed by us until the date such annual incentive awards would otherwise have been paid, plus
•
  a prorated amount of his targeted annual incentive awards for the year in which his death occurs.
Non-Competition Restriction
Each Severance Agreement also provides that for two years following termination of the named executive officer’s employment, he will not directly or indirectly, own, manage, operate, conduct, control or participate, as a director, officer, employee, consultant, partner, or equity owner or otherwise, in the ownership, management, operation, conduct or control or accept employment with or be connected in any manner with any business that is in competition with us or any of our subsidiaries. This restriction does not apply to ownership of 2% or less of the debt or equity securities of corporations listed on a registered securities exchange. The restriction applies in any state in the United States where we or any of our subsidiaries conduct business.
However, the named executive officer will not be deemed to be so involved with a competing business if:
•
  no more than 20% of its consolidated revenues (based on its most recently completed fiscal year) is attributable to one or more business activities, which we refer to as “Incidental Competitive Activities”, that are in competition with us or one of our subsidiaries; and

•
  the named executive officer is not engaged directly or indirectly in such Incidental Competitive Activity.
The named executive officer will be released from his non-competition obligation if he waives his right to receive his severance benefits.
Non-Solicitation Restriction
For a year following the termination of his employment, each named executive officer also has agreed in his Severance Agreement that he will not on his own or anyone else’s behalf:
•
  solicit, encourage, or participate in soliciting or encouraging, any customer or supplier of ours or of any of our subsidiaries, or any other person or entity, to terminate or adversely alter such person’s or entity’s customer, supplier, or other relationship with us or any of our subsidiaries; or
•
  hire any person who at the time of offer of employment or within six months prior to such offer was an employee of ours or any of our subsidiaries or encourage or participate in soliciting or encouraging any employee of ours or any of our subsidiaries to terminate (or otherwise adversely alter) his employment relationship.
Long Term Incentive Plan
Under our LTIP, we award each named executive officer annually a number of stock units in respect of which, following a scheduled vesting date, we will issue an equal number of shares of our Common Stock. (The LTIP is more fully described commencing on page 17 under “Compensation Discussion and Analysis” and under the heading “Long Term Incentive Plan” commencing on page 24 following the Summary Compensation Table.) In addition, under the LTIP each named executive officer is also entitled to a performance-based cash incentive award if we achieve a pre-determined earnings per share objective for a three year measurement period.
LTIP Stock Units
A number of shares of our Common Stock equal to the named executive officer’s LTIP stock units are to be issued to him prior to the scheduled vesting date if:
•
  we experience a “change of control” (which we define below) (provided that the Compensation Committee does not reasonably determine that the change of control is not an event described in Section 409A(a)(2)(A)(v) of the Internal Revenue Code);
•
  we terminate the named executive officer’s employment without “cause” (which we define below);
•
  the named executive officer terminates his employment for “good reason” (which we define below);
•
  the named executive officer retires at age 65 or older;
•
  the named executive officer becomes disabled and his employment terminates as a result; or
•
  the named executive officer dies.
In such event, the issuance of the shares of our Common Stock will occur as of the date of the change of control or such termination of employment. However, in the case of termination of employment, that distribution will be delayed for six months following the named executive officer’s termination of employment if necessary to avoid any excise tax under Section 409A of the Internal Revenue Code. If we terminate the named executive officer’s employment for cause or the named executive officer resigns without good reason, he will forfeit his unvested LTIP stock units.
Performance-Based Cash Incentive Awards
In addition, if, during one or more LTIP measurement periods, a named executive officer’s employment is terminated under circumstances described above entitling him to receive shares of our Common Stock in respect of his LTIP stock units, he also will be entitled to a prorated portion of the amount of his performance-based cash incentive award for each measurement period that he would have received had he been employed by us during the entire measurement period. This amount is equal to that performance-based cash incentive award for each such measurement period multiplied by a fraction, the numerator of which is the number of full and partial months that have elapsed during measurement period as of his termination date, and the denominator of which is the total number of months making up the measurement period. Performance-based cash incentive awards under the LTIP are more fully described commencing on page 17 under “Compensation Discussion and Analysis” and under the heading “Long Term Incentive Plan” commencing on page 24 following the Summary Compensation Table.
We would make these payments to our named executive officers at such time as the payment would have been made had there been no termination of employment. If we or a named executive officer had terminated his employment as of December 31, 2013 under circumstances described above entitling him to receive shares of our Common Stock in respect of his LTIP stock units, then such named executive officer would have been entitled to payments in respect of performance-based cash incentive awards under the LTIP for the 2011 – 2013 measurement period, for the 2012 – 2014 measurement period, and for the 2013 – 2015 measurement period.
In addition, if during one or more measurement periods there is a change of control, then promptly thereafter we would pay each named executive officer his performance-based cash incentive award under the LTIP for each such measurement period as if the Company had achieved 100% of its aggregate earnings per share objective for such measurement period. If there had been a change of control as of December 31, 2013, such named executive officers would have been entitled to payments in respect of performance-based cash incentive awards under the LTIP for the 2011 – 2013 measurement period, for the 2012 – 2014 measurement period, and for the 2013 – 2015 measurement period.
If, as of December 31, 2013, we had terminated the employment of a named executive officer for cause or the named executive officer had resigned without good reason, then he would not have been entitled to payment in respect of any performance-based cash incentive award under the LTIP for any measurement period.
Definition of Cause, Good Reason, Change of Control and Disability
For purposes of the LTIP, “cause,” generally, means:
•
  the named executive officer committing an action involving willful malfeasance in connection with his employment which results in material harm to the Company;
•
  the named executive officer’s conviction of a felony; or
•
  the named executive officer’s substantial and repeated failure to perform duties as directed by our Chief Executive Officer or, in the case of our Chief Executive Officer, our Board.
“Good reason”, generally, means:
•
  a reduction in the named executive officer’s then base salary (except in connection with a reduction generally applicable to all our senior executives); or
•
  the failure to pay any portion of the named executive officer’s compensation that is earned and due.
“Change of control” has substantially the same meaning as in the change of control agreements described under “Change of Control Arrangements” commencing on page 37 and “disability” has the same meaning as described under “Severance Agreements” commencing on page 31.
Voluntary Deferral Plan
Under our Voluntary Deferral Plan, discussed under “Retirement Plans” commencing on page 20, under “Voluntary Deferral Plan” on page 25, and under “Non-Qualified Deferred Compensation” on page 30, in which each of our named executive officers participates, following termination of employment the named executive officer is to be paid the balance in his account representing his deferred compensation, the Company’s matching credits, and hypothetical earnings and losses on notional account investments.

Deferrals and relating Company matching (including supplemental) credits with respect to 2013, as adjusted for notional investment experience, are payable in a lump sum following termination of employment and later deferrals and credits, as adjusted for notional investment experience, are payable in a lump sum or up to five annual installments following the executive’s termination of employment as elected by the executive at the time of deferral. Those account balances are also payable to the executive upon a change in control of the Company.
Special Equity Awards
In March 2012, Mr. Guzzi was awarded 13,006 stock units entitling him to 13,006 shares of our Common Stock if he remains in our employ until January 3, 2015 and each of Messrs. Pompa, Cammaker and Matz were awarded 12,000 stock units entitling him to 12,000 shares of our Common Stock if he remains in our employ until March 15, 2016. In May 2011, Mr. Guzzi was also awarded 80,000 stock units entitling him to 80,000 shares of our Common Stock if he remains in our employ until May 9, 2015. With respect to Mr. Guzzi, if, before the shares underlying his stock units are issued to him, we experience a change of control, we terminate his employment without cause, or if he terminates his employment for good reason, becomes disabled and his employment terminates as a result or if he dies or retires at age 65 or older, the shares of our Common Stock in respect of this award will be issued as of the change of control or such termination of employment. Similar terms apply to the March 2012 stock units granted to Messrs. Pompa, Cammaker and Matz except that only a pro rata portion of such stock units will be issued upon a termination of such person’s employment by the Company without cause, or by him for good reason or, on retirement at age 65 or older, or by reason of disability. The terms “cause”, “good reason”, “change of control” and “disability” are substantially the same as those terms are described on page 34 for purposes of the LTIP.

Severance Benefits Table

The following Table sets forth for each named executive officer (a) cash payments and the value of benefits continuation under his Severance Agreement as described on page 31 to which he would have been entitled if his employment had been terminated on December 31, 2013 by the Company without cause or by him for good reason, (b) the value as of December 31, 2013 of (i) shares issuable to him in respect of his stock units and (ii) his pro rata performance-based cash incentive awards under our LTIP, in each instance, that he would have been entitled to upon such termination of employment on December 31, 2013 by the Company without cause or by him for good reason, and (c) the value of his account under the Company’s Voluntary Deferral Plan as of December 31, 2013 to which he would be entitled upon his termination of employment on that date. The value of the shares has been calculated by multiplying the number of such shares by the closing price on the New York Stock Exchange of a share of our Common Stock on December 31, 2013. The value of benefits continuation is based on the Company’s estimate of the cost of providing (a) healthcare coverage for the named executive officer and his eligible dependents for an 18 month period under his current plan option and coverage level and (b) life insurance and accidental death and dismemberment insurance equivalent to his current group coverage for 12 months. The cash payment in respect of the LTIP performance-based cash incentive awards assumes that for each relevant measurement period ending after December 31, 2013, actual earnings per share equaled the targeted earnings per share objective for such measurement period and the cash payment in respect of the performance-based incentive award included in clause (a) of the first sentence of this paragraph assumes the achievement of targeted levels.

	Cash Payment under Severance Agreement	Cash Equivalent of Shares Issuable in Respect of Accelerated Vesting of Stock Units	Cash Payment in Respect of LTIP Performance- Based Cash Incentive Awards	Value of Account Under Voluntary Deferral Plan	Benefits Continuation	Total
Anthony J. Guzzi
Termination Without Cause or For Good Reason	$3,185,000	$8,736,062	$2,500,833	$79,427	$44,728	$14,546,050
Termination by Reason of Death	$1,470,000	$8,736,062	$2,500,833	$79,427	—	$12,786,322
Termination by Reason of Disability	$1,255,000	$8,736,062	$2,500,833	$79,427	$44,728	$12,586,050
Mark A. Pompa
Termination Without Cause or For Good Reason	$1,891,000	$1,699,628	$736,667	$44,613	$33,177	$4,405,085
Termination by Reason of Death	$823,500	$1,986,065	$736,667	$44,613	—	$3,590,844
Termination by Reason of Disability	$671,000	$1,699,628	$736,667	$44,613	$33,177	$3,185,085
Sheldon I. Cammaker
Termination Without Cause or For Good Reason	$1,545,000	$1,569,549	$682,500	$29,127	$67,530	$3,893,706
Termination by Reason of Death	$643,750	$1,855,986	$682,500	$29,127	—	$3,211,363
Termination by Reason of Disability	$515,000	$1,569,549	$682,500	$29,127	$67,530	$2,863,706
R. Kevin Matz
Termination Without Cause or For Good Reason	$1,455,000	$1,410,993	$597,917	$27,383	$49,569	$3,540,862
Termination by Reason of Death	$606,250	$1,697,430	$597,917	$27,383	—	$2,928,980
Termination by Reason of Disability	$485,000	$1,410,993	$597,917	$27,383	$49,569	$2,570,862

Change of Control Arrangements
Messrs. Guzzi, Pompa, Cammaker, and Matz, each a named executive officer, are parties to change of control agreements with us, which we refer to as the “Change of Control Agreements”. The purpose of the Change of Control Agreements is to retain the services of such named executive officers during a period of change of control so that they can focus on our business, making decisions which are in our best interests and the best interests of our stockholders, even if such decisions lead to their departure, and so that we may retain these individuals during that period and the transition to new ownership.
Generally, no benefits are provided under the Change of Control Agreements for any type of termination before a change of control, for termination after a change of control due to death or disability, for termination for cause, or for voluntary termination (other than for good reason). The terms “change of control”, “cause” and “good reason” are defined below.
Each such named executive officer’s Change of Control Agreement generally provides for a severance benefit if we terminate his employment without cause or he terminates his employment for good reason within two years following a change of control. This severance benefit is equal to the sum of three times:
•
  his annual base salary at the time of the change of control;
•
  the higher of (a) his annual incentive awards for the year prior to the change of control or (b) the average of his annual incentive awards for the three years before the change of control; and
•
  the value of perquisites provided in respect of the year prior to the change of control.
In addition, under the Change of Control Agreements, with respect to the year in which the change of control occurs, each such named executive officer also is entitled to a pro rata amount of the higher of (a) his annual incentive awards for the year prior to the change of control or (b) the average of his annual incentive awards for the three years prior to the change of control.
Other severance benefits include outplacement assistance and a continuation of insurance benefits for three years. Each such named executive officer agreed that he would retain in confidence all of our confidential information.
If the severance benefits provided for under the Change of Control Agreements are paid to such named executive officers, and/or if, in connection with a change of control, other payments or distributions are made by us to, or for the benefit of, such named executive officers, or other benefits are conferred upon them, pursuant to the terms of any other agreement, policy, plan or program, they might constitute an “excess parachute payment” within the meaning of Section 280G of the Code, on which an excise tax would be due. In that case, under the Change of Control Agreements, such named executive officers would also be entitled to such additional payments as may be necessary to ensure that the net after-tax benefit of all such amounts shall be equal to their respective net after-tax benefits as if no excise tax had been imposed.
As described above under “Potential Post Employment Payments”—“Long Term Incentive Plan” commencing on page 33, “Potential Post Employment Payments”—“Voluntary Deferral Plan” commencing on page 34 and “Potential Post Employment Payments”—“Special Equity Awards” on page 35, performance-based cash incentive awards under the LTIP and the LTIP stock units, as well as the Special Equity Awards, will also vest upon a change of control and account balances under the Voluntary Deferral Plan will be payable upon a change of control.
Definition of Change of Control, Cause and Good Reason
For purposes of the Change of Control Agreements, a “change of control” means, in general, the occurrence of:
•
  a person or group of persons acquiring 25% or more of our voting securities;
•
  our stockholders approving a merger, business combination or sale of our assets, with the holders of our Common Stock prior to such transaction owning less than 65% of the voting securities of the resulting corporation; or

•
  our Incumbent Directors failing to constitute at least a majority of our Board during any two year period. An “Incumbent Director” is defined, generally, as a director who was serving as such before the beginning of such two year period or if not a director at such time, generally, if such director was elected to the Board by, or on the recommendation of or with the approval of, at least two-thirds of the directors who then qualified as Incumbent Directors.
“Cause” is defined as:
•
  the named executive officer’s willful and continued failure to perform substantially his duties for us (other than by reason of physical or mental illness); or
•
  his conviction of, or plea of guilty or nolo contendere to, a felony; or
•
  his willful engagement in gross misconduct which is materially and demonstrably injurious to us.
“Good Reason” is defined as occurring if:
•
  the named executive officer’s annual base salary is reduced;
•
  his annual incentive awards are reduced below the higher of (a) the annual incentive awards paid or payable to him in respect of the year before the change of control or (b) the average of his annual incentive awards paid or payable to him in respect of the three years prior to the change of control;
•
  his duties and responsibilities are materially and adversely reduced;
•
  the program of incentive compensation and retirement and insurance benefits offered to him are materially and adversely reduced;
•
  he is required to relocate more than 50 miles from his primary work location before the change of control; or
•
  the Change of Control Agreement is not assumed by a successor to the Company.

Change of Control Benefits Table

The following Table sets forth for each named executive officer (a) cash payments and the value of benefits continuation under his Change of Control Agreement as described on page 37 to which he would have been entitled upon a change of control and termination of his employment on December 31, 2013 by the Company without cause or by him for good reason, (b) the value as of December 31, 2013 of (i) shares issuable to him in respect of his stock units and (ii) his performance-based cash incentive awards under our LTIP as described commencing on page 33, in each instance, that he would have been entitled to upon a change of control on December 31, 2013, and (c) the value of his account under the Company’s Voluntary Deferral Plan as of December 31, 2013 to which he would be entitled by reason of a change of control. In addition, it sets forth for each named executive officer the amount that would have been paid to him under his Change of Control Agreement to compensate him for the excise tax, if any, payable on the compensation received as a result of termination of his employment upon such change of control and such additional amounts as may be necessary to ensure that his net after-tax benefits of the amounts payable to him under his Change of Control Agreement and other benefits are equal to the net after tax benefits as if no excise tax, if any, had been imposed. The value of the shares has been calculated by multiplying the number of such shares by the closing price on the New York Stock Exchange of a share of our Common Stock on December 31, 2013. The value of benefits continuation is based on the Company’s estimate of the cost of providing (a) healthcare coverage for the named executive officer and his eligible dependents for a 36 month period under his current plan option and coverage level and (b) life insurance and accidental death and dismemberment insurance equivalent to his current group coverage for 36 months. The value of outplacement is based on the Company’s estimate of the current cost of obtaining outplacement services for the named executive officer.

	Cash Payment Under Change of Control Agreement	Cash Equivalent of Shares Issuable in Respect of Accelerated Vesting of Stock Units	Cash Payment in Respect of Acceleration of LTIP Performance- Based Cash Incentive Awards	Value of Account Under Voluntary Deferral Plan	Benefits Continuation	Out- Placement	Compensation for Additional Taxation	Total
Anthony J. Guzzi	$13,014,395	$8,736,062	$3,916,250	$79,427	$110,301	$50,000	$8,954,824	$34,861,259
Mark A. Pompa	$7,159,330	$1,986,065	$1,095,000	$44,613	$75,648	$50,000	$3,562,844	$13,973,500
Sheldon I. Cammaker	$6,012,096	$1,855,986	$999,375	$29,127	$194,802	$50,000	—	$9,141,386
R. Kevin Matz	$5,414,066	$1,697,430	$881,250	$27,383	$120,749	$50,000	—	$8,190,878

DIRECTOR COMPENSATION
The following Table sets forth certain information with respect to the compensation of our non-employee directors for fiscal year 2013. Mr. Guzzi, our President and Chief Executive Officer, received no additional compensation for serving on the Board.
Director Compensation for Fiscal Year 2013

Name	Fees Earned or Paid in Cash ($)(a)		Stock Awards ($)(i)	Option Awards ($)(j)	Total ($)
Stephen W. Bershad	$225,000	(b)	$180,000	—	$405,000
David A.B. Brown	$190,000	(c)	$180,000	—	$370,000
Larry J. Bump	$180,000		$180,000	—	$360,000
Albert Fried, Jr	$180,000		$180,000	—	$360,000
Richard F. Hamm, Jr	$190,000	(d)	$180,000	—	$370,000
David H. Laidley	$185,000	(e)	$180,000	—	$365,000
Frank T. MacInnis	$217,500	(f)	$180,000	—	$397,500
Jerry E. Ryan	$182,500	(g)	$180,000	—	$362,500
Michael T. Yonker	$182,500	(h)	$180,000	—	$362,500

(a)
  Each non-employee director generally received in 2013 an annual retainer of $180,000 in cash and $180,000 in equity as discussed below.
(b)
  For serving as a member of the Audit Committee, Mr. Bershad received an additional annual fee of $5,000, and for serving as Chairman of the Compensation Committee for the first six months of 2013, he received an additional annual fee of $2,500. For serving as Chairman of the Board commencing June 13, 2013, Mr. Bershad was entitled to a fee at the rate of $75,000 per annum and by reason of his election, in lieu thereof, he received 1,881 stock units as described below. One-half of this $75,000 figure (for the six months in 2013 he served as Chairman) is included in the $225,000 figure.
(c)
  For serving as Chairman of the Audit Committee, Mr. Brown received an additional annual fee of $10,000.
(d)
  For serving as a member of the Audit Committee, Mr. Hamm received an additional annual fee of $5,000, and for serving as Chairman of the Corporate Governance Committee, he received an additional annual fee of $5,000.
(e)
  For serving as a member of the Audit Committee, Mr. Laidley received an additional annual fee of $5,000.
(f)
  For serving as Chairman of the Board for the first six months of 2013, Mr. MacInnis received an additional fee of $37,500.
(g)
  Mr. Ryan became Chairman of the Risk Oversight Committee in June 2013 and received an additional fee of $2,500 for the second six months of 2013 for serving as such.
(h)
  Mr. Yonker became Chairman of the Compensation Committee on June 13, 2013 and received an additional fee of $2,500 for the second six months of 2013 for serving as such.
(i)
  The stock awards represent an aggregate grant date fair value computed in accordance with FASB ASC Topic 718. In 2013, each of our non-employee directors received an award in June 2013 consisting of 4,651 stock units in respect of which an equal number of shares of our Common Stock will be issued with an aggregate grant date for fair value of $180,000. In addition, because Mr. Laidley elected to receive only $90,000 as his cash retainer for the 12 month period commencing June 2013, in accordance with the director’s compensation arrangement for 2013, he received an additional stock award consisting of 2,325 stock units in respect of which an equal number of shares of our Common Stock will be issued with an aggregate grant date fair value of $90,000; this $90,000 fair value amount is not included in the Stock Awards Column as such foregoing $90,000 is included in the Column entitled Fees Earned or Paid in Cash. Also by reason of his serving as Chairman of the Board commencing June 13, 2013, Mr. Bershad received an additional stock award consisting of 1,881 stock units in respect of which an equal number of shares of our Common Stock will be issued with an aggregate grant date fair value of $75,000 in lieu of $75,000 in cash he could have received as a fee for serving as our Chairman for the 12 month period commencing June 2013. This fair value amount is not included in the Stock Awards Column as one-half of the $75,000 fee (for the six months in 2013 he served as Chairman) is included in the Column entitled Fees Earned or Paid in Cash.
(j)
  No options were awarded to directors in 2013.

As of December 31, 2013 certain of our non-employee directors held outstanding options to acquire the number of shares of our Common Stock following their respective names: Stephen W. Bershad, 156,116 shares; David A.B. Brown, 56,116 shares; Larry J. Bump, 110,265 shares; Richard F. Hamm, Jr., 100,000 shares; David H. Laidley, 50,000 shares; Jerry E. Ryan, 70,000 shares; and Michael T. Yonker, 120,000 shares. Neither Mr. Fried nor Mr. MacInnis held any options as of December 31, 2013. In addition, as of December 31, 2013 our non-employee directors held awards of stock units entitling them to the number of shares of our Common Stock following their respective names: Stephen W. Bershad, 25,426 shares; David A.B. Brown, 4,664 shares; Larry J. Bump, 14,602 shares; Albert Fried, Jr., 4,664 shares; Richard F. Hamm, Jr., 4,664 shares, David H. Laidley, 25,878 shares; Frank T. MacInnis, 4,664 shares; Jerry E. Ryan, 4,664 shares; and Michael T. Yonker, 23,545 shares.
In December 2012, our Board revised its compensation arrangements effective with the 2013 calendar year to provide for an annual cash retainer to each non-employee director of $180,000 payable quarterly annually and an annual grant to each such director of a number of stock units immediately following his election to the Board at our annual meeting of stockholders determined by dividing $180,000 by the fair market value of a share of our Common Stock on the grant date, which stock units entitle him to receive an equal number of our shares of Common Stock on a date which is the first, second, third, fourth or fifth anniversary of the grant date as he selects. In addition, a director may elect to forego one-half of his annual cash retainer and instead receive additional stock units on the same terms as the grant of stock units referred to in the preceding sentence. For 2013, the Chairman of the Audit Committee of the Board received an annual fee of $10,000 and the Chairman of the Governance Committee of the Board received an annual fee of $5,000. In addition, for 2013, the Chairman Risk Oversight Committee of the Board received an annual fee at the rate of $5,000. During 2013 the Chairman of the Compensation Committee of the Board received an annual fee of $5,000, but commencing with 2014, the Board determined to increase the annual fee of the Chairman of the Compensation Committee by $5,000 to $10,000. Each member of the Audit Committee also receives an annual fee of $5,000. Commencing with 2014, the Board determined to pay each member of the Compensation Committee an annual fee of $5,000 per annum.
Our Chairman of the Board is entitled to an annual fee of $75,000. During 2013 Mr. MacInnis served as Chairman until June 13, 2013 and, accordingly, was paid $37,500 in cash. Mr. Bershad became our Chairman on June 13, 2013, and by reason of his election he was paid the annual $75,000 fee by the award of 1,881 stock units entitling him to an equal number of such shares. The stock unit award had a fair value on the award date of $75,000, and those units vest in periodic installments.
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
During 2013, the Compensation Committee was responsible for matters concerning executive compensation.
Messrs. Bershad, Bump, Fried, Laidley, Ryan, and Yonker served as members of the Compensation Committee from January 1, 2013 to June 13, 2013 and Messrs. Bump, Hamm, Laidley, Ryan and Yonker have served as members of the Compensation Committee since that date.
No member of the Compensation Committee:
•
  was at any time during 2013 an officer or employee of ours or any of our subsidiaries;
•
  was formerly an officer of ours or of any of our subsidiaries; or
•
  has or had any relationship requiring disclosure by us under any paragraph of Item 404 of Regulation S-K of the Securities and Exchange Commission.
COMPENSATION COMMITTEE REPORT
The following is the report of the Compensation and Personnel Committee for the year ended December 31, 2013.
We have reviewed and discussed the Compensation Discussion and Analysis contained in this Proxy Statement with EMCOR’s management.

Based on the review and discussions referred to in the immediately preceding paragraph, we recommended to EMCOR’s Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement and be incorporated by reference into the Company’s Form 10-K for the year ended December 31, 2013.
By:
  Compensation and Personnel Committee
Michael T. Yonker, Chairman
Larry J. Bump
Richard F. Hamm, Jr.
David H. Laidley
Jerry E. Ryan
AUDIT COMMITTEE REPORT
The following is the report of the Audit Committee with respect to the audited financial statements for the year ended December 31, 2013, included in EMCOR’s annual report on Form 10-K for that year.
We have reviewed and discussed such audited financial statements with management and the Company’s independent auditors, Ernst & Young LLP.
We have discussed with Ernst & Young LLP the matters required to be discussed by Statement on Auditing Standards No. 61, as amended, (AICPA, Professional Standards, Vol. 1 AU Section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T.
We have received the written disclosures and letter from Ernst & Young LLP required by the Public Company Accounting Oversight Board Ethics and Independence Rule 3526, “Communications with Audit Committees Concerning Independence” and have discussed with Ernst & Young LLP that firm’s independence from EMCOR. The Audit Committee has also concluded that the provision to EMCOR by Ernst & Young LLP of audit and non-audit services, as described under the Table of Fees on page 48 under “Ratification of Appointment of Independent Auditors” of its Proxy Statement for its Annual Meeting of Stockholders to be held June 11, 2014, is compatible with the independence of Ernst & Young LLP.
Based on the review and discussions referred to above in this report, we recommended to EMCOR’s Board that the audited financial statements be included in EMCOR’s annual report on Form 10-K for the year ended December 31, 2013 for filing with the Securities and Exchange Commission.
By:
  Audit Committee
David A. B. Brown, Chairman
Stephen W. Bershad
Richard F. Hamm, Jr.
David H. Laidley

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
The following Table sets forth as of April 16, 2014 certain information regarding beneficial ownership of our Common Stock by each person or group known by us to be a beneficial owner of more than five percent of the outstanding shares of our Common Stock.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent Owned
BlackRock, Inc. 40 East 52nd Street New York, New York 10022	5,879,946 shares(1)	8.7%
The Vanguard Group 100 Vanguard Boulevard Malvern, Pennsylvania 19355	3,888,564 shares(2)	5.8%
FMR LLC 245 Summer Street Boston, Massachusetts 02210	3,825,300 shares(3)	5.7%

(1)
  Based on a Schedule 13G Information Statement filed by BlackRock, Inc. The Schedule 13G discloses that BlackRock, Inc. has sole voting power and sole dispositive power of such shares.
(2)
  Based on a Schedule 13G Information Statement filed by The Vanguard Group (“Vanguard”). The Schedule 13G discloses that Vanguard has sole voting power of 101,324 of such shares and sole dispositive power of 3,792,140 of such shares and shared dispositive power of 96,424 of such shares. It also states that Vanguard Fiduciary Trust Company (“VFTC”) is the beneficial owner of 96,424 of such shares as a result of it serving as investment manager of collective trust accounts and that Vanguard Investments Australia, Ltd. is the beneficial owner of 4,900 of such shares as a result of it serving as investment manager of Australian investment offerings.
(3)
  Based on a Schedule 13G Information Statement filed by FMR LLC (“FMR”) and Edward C. Johnson, 3rd (“Mr. Johnson”) (collectively, the “Reporting Persons”). The Schedule 13G Information Statement discloses that the Reporting Persons own beneficially 3,825,300 shares, have sole power to vote or to direct the vote of 1,415,206 of such shares, and sole power to dispose or to direct the disposition of the 3,825,300 shares. The Schedule 13G also discloses that Fidelity Management & Research Company (“Fidelity”), a wholly owned subsidiary of FMR and an investment adviser, is the beneficial owner of 1,308,305 of such shares as a result of acting as investment adviser to various investment companies (“Fidelity Funds”) and that Mr. Johnson and FMR, through its control of Fidelity, and the Fidelity Funds, each has sole power to dispose of the 1,308,305 shares owned by the Fidelity Funds; that Fidelity SelectCo, LLC (“SelectCo”), a wholly owned subsidiary and investment adviser, is the beneficial owner of 937,819 of such shares as a result of acting as investment adviser to various investment companies (“SelectCo Funds”) and that Mr. Johnson and FMR, through its control of SelectCo, and SelectCo Funds, each has sole power to dispose of the 937,819 shares owned by the SelectCo Funds; that Pyramis Global Advisors, LLC (“Pyramis”), an indirect wholly owned subsidiary of FMR and an investment adviser, is the beneficial owner of 6,900 of such shares as a result of acting as investment adviser to institutional accounts, non-U.S. mutual funds, or investment companies and that Mr. Johnson and FMR, through its control of Pyramis, each has sole dispositive power over 6,900 of such shares and sole power to vote or direct the voting of 4,900 of such shares owned by the institutional accounts or funds advised by Pyramis. In addition, Pyramis Global Advisors Trust Company (“Pyramis Trust”), an indirect wholly owned subsidiary of FMR, is the beneficial owner of 957,669 of such shares as a result of it serving as investment manager of institutional accounts (“Pyramis Trust Accounts”) owning such shares and that Mr. Johnson and FMR, through its control of Pyramis Trust, each has sole dispositive power over the 957,669 shares and sole power to vote or to direct the vote of the 795,569 shares owned by Pyramis Trust Accounts. Also, FIL Limited (“FIL”) is the beneficial owner of 614,599 of such shares; partnerships controlled predominately by members of the family of Mr. Johnson or trusts for their benefit own shares of FIL voting stock normally with the right to cast more than 25% and less than 50% of the total votes that may be cast by holders of FIL voting stock. In addition, Strategic Advisers, Inc., a wholly owned subsidiary of FMR and an investment adviser, provides advisory service to individuals and as such FMR’s beneficial ownership includes 8 shares beneficially owned through Strategic Advisers, Inc.
SECURITY OWNERSHIP OF MANAGEMENT
The following Table sets forth as of April 16, 2014, certain information regarding the beneficial ownership of our Common Stock by each of our directors (including our Chief Executive Officer), our Chief Financial Officer, and each of our other executive officers, and all our directors and executive officers as a group, for the fiscal year ended December 31, 2013. Except as otherwise noted, to our knowledge, each of the persons listed below has sole voting power and investment power with respect to the shares listed next to his name.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)		Percent
Stephen W. Bershad	208,492	(2)	*
David A.B. Brown	40,853	(2)	*
Larry J. Bump	128,368	(2)	*
Albert Fried, Jr	191,189	(2)	*
Anthony J. Guzzi	546,250	(3)(4)	*
Richard F. Hamm, Jr	137,096	(2)	*
David H. Laidley	81,539	(2)	*
Frank T. MacInnis	475,300	(2)(6)	*
Jerry E. Ryan	93,871	(2)	*
Michael T. Yonker	153,167	(2)	*
Mark A. Pompa	144,449	(3)	*
Sheldon I. Cammaker	190,630	(3)	*
R. Kevin Matz	282,304	(3)	*
All directors and executive officers as a group	2,673,508	(5)	3.9%

*
  Represents less than 1%.
(1)
  The information contained in the Table reflects “beneficial ownership” as defined in Rule 13d-3 of the Securities Exchange Act of 1934, as amended.
(2)
  Includes in the case of Mr. Bershad, 136,116 shares; in the case of Mr. Brown, 36,116 shares; in the case of Mr. Bump, 85,024 shares; in the case of Mr. Hamm, 100,000 shares; in the case of Mr. Laidley, 50,000 shares; in the case of Mr. Ryan, 60,000 shares; and in the case of Mr. Yonker, 120,000 shares; which shares may be acquired upon the exercise of presently exercisable options or options exercisable within 60 days of the date hereof and granted pursuant to our stock options plans and programs for non-employee directors. Also included in the case of each of Messrs. Brown, Fried, Hamm, MacInnis, and Ryan, 4,672 shares issuable in respect of stock units, in the case of Mr. Bershad, 25,470 shares, in the case of Mr. Bump, 14,628 shares, in the case of Mr. Laidley, 25,925, shares, and in the case of Mr. Yonker, 23,587 shares, issuable in respect of stock units, in each case, on certain dates, as described under “Director Compensation” commencing on page 40.
(3)
  Includes in the case of Mr. Pompa, 66,965 shares; in the case of Mr. Cammaker, 104,800 shares; and in the case of Mr. Matz, 109,200 shares; which shares may be acquired upon the exercise of presently exercisable options or options exercisable within 60 days of the date hereof and granted pursuant to our stock option plans and programs. Also includes in the case of Mr. Guzzi, 208,137 shares; in the case of Mr. Pompa, 46,670 shares; in the case of Mr. Cammaker, 40,793 shares; and in the case of Mr. Matz, 39,472 shares; which shares are to be issued in respect of stock units, provided such holder remains an employee of the Company until specified dates as more fully described in the narrative immediately following the Outstanding Equity Awards at 2013 Fiscal Year-End Table commencing on page 27.
(4)
  Does not include 5,790 shares owned by a trust for the benefit of Mr. Guzzi’s wife and children, of which his wife and brother are trustees.
(5)
  Includes 868,221 shares that may be acquired upon the exercise of presently exercisable options or options exercisable within 60 days of the date hereof and granted pursuant to our stock options plans and programs and 448,042 shares issuable in respect of stock units.
(6)
  Does not include 223,688 shares owned by a trust for the benefit of Mr. MacInnis’ children and other descendants, of which his wife is the trustee.

PROPOSAL NO. 1—ELECTION OF DIRECTORS
At our Annual Meeting, nine directors are to be elected by the holders of our Common Stock to serve until our next annual meeting of stockholders and until their successors have been duly elected and qualified. Inasmuch as Mr. Fried is not standing for re-election to the Board, in accordance with our By-Laws, our Board, effective with the date of the Annual Meeting of Stockholders, has reduced the number of the Board of Directors to nine. To be elected as a director at the Annual Meeting, each nominee must receive a majority of the votes cast, which means that the number of votes cast “for” the nominee must exceed the number of votes cast “against” the nominee.
Information concerning the nominees for election at our Annual Meeting is set forth below. Each nominee is presently one of our directors. While the Board has no reason to believe that any of those named as a nominee for election to the Board will not be available as a candidate, should such a situation arise, the proxy may be voted for the election of other nominees in the discretion of the persons acting pursuant to the proxy.
Stephen W. Bershad, Age 72. Mr. Bershad is a private investor and has served as our Chairman of the Board since June 13, 2013. From May 31, 2012 to June 13, 2013 Mr. Bershad served as our Lead Director. In addition, since July 2010, he also has been Chairman of the Board of Directors of GSI Group Inc., a supplier of laser based solutions and precision motion control systems to the global medical, electronics, and industrial markets. Until September 2009, and for more than five years prior thereto, he had been Chairman of the Board of Directors and Chief Executive Officer of Axsys Technologies, Inc. From 1986 to September 2009 Mr. Bershad was also a member of the Board of Directors of Axsys. He has been one of our directors since December 15, 1994. As a senior executive with Lehman Brothers for more than 15 years and the Chief Executive Officer of Axsys for more than 20 years, Mr. Bershad has an invaluable background in investment banking, finance, and business.
David A.B. Brown, Age 70. Mr. Brown has been Chairman of the Board of Directors of Layne Christensen Company since June 2005 and serves on the Compensation Committee of that company. Layne Christensen provides drilling services and related products and services in the principal markets of water resources, mineral exploration, geo construction, and energy. Mr. Brown had also been the Chairman of the Board of Directors of Pride International, Inc., a leading provider of offshore contract drilling and related services to oil and natural gas companies worldwide, from May 2005 to May 2011, when, pursuant to an agreement of merger, it became a wholly owned subsidiary of Ensco plc. Mr. Brown has been a director of Ensco since May 2011 and serves on its Board of Directors’ Nominating and Governance Committee. For more than five years prior to May 2005, Mr. Brown was president of The Windsor Group, a management consulting firm of which he was a co-founder. From 2001 to 2006, Mr. Brown was a member of the Board of Directors of Mission Resources, Inc., and from 2001 to 2007, he also was a director of NS Group, Inc. In addition, from 2006 to 2007, he was a director of Petrohawk Energy Corp. He has been one of our directors since December 15, 1994. Mr. Brown, who also is a chartered accountant, has a broad breadth of knowledge regarding finance and varied businesses gathered over many years as a business consultant, particularly in the oil and gas sector in which the Company has many interests, and as a director of several public companies, including chairman of the board of two public companies.
Larry J. Bump, Age 74. Mr. Bump, a private investor, was Chairman of the Board of Directors of Willbros Group, Inc., an international engineering and construction company from 1981 until May 2004. From 1977 to 1980, he was President and Chief Operating Officer of Willbros, and from 1980 until 2002, when he retired, he was Chief Executive Officer of that company. Mr. Bump has been one of our directors since February 27, 2003. Mr. Bump has had a long career as a senior executive officer of Willbros, serving Willbros both in the United States and abroad. As such, he has broad knowledge of the engineering, construction, and oil and gas industries in which the Company has extensive interests and has increased the depth of the Board’s international experience.
Anthony J. Guzzi, Age 50. Mr. Guzzi has been our President since October 2004, when he joined the Company, and since January 3, 2011, our Chief Executive Officer. He served as our Chief Operating Officer from October 2004 until January 3, 2011. From August 2001 until he joined the Company, Mr. Guzzi was President of the North American Distribution and Aftermarket Division of Carrier Corporation, a manufacturer and distributor of commercial and residential HVAC and refrigeration systems and equipment and a provider of aftermarket services and components of its own products and those of other manufacturers in both the HVAC and refrigeration industry. Mr. Guzzi is also Lead Director of Hubbell International, Inc. Mr. Guzzi was elected to the Board on December 15, 2009. Mr. Guzzi has extensive knowledge of the Company’s business and, having served as a senior executive officer of Carrier Corporation, has extensive knowledge of the mechanical services business which accounts for a significant portion of the Company’s revenues and profits.
Richard F. Hamm, Jr., Age 54. Since July 2011, Mr. Hamm has been the Managing Member of Siesta Properties LLC, a real estate development company. He had been an Executive Vice President of Dendreon Corporation, a biotechnology company developing targeted therapies for the treatment of cancer, from December 2010 to June 2011 as well as its General Counsel and Secretary from November 2004 to June 2011. He also served as a Senior Vice President of Dendreon from November 2004 to December 2010. From April 2002 until November 2004, he was Deputy General Counsel and a Vice President of Medtronic, Inc., a medical technology company. From August 2000 to September 2009, Mr. Hamm was a member of the board of directors of Axsys Technologies Inc. Mr. Hamm has been one of our directors since June 19, 1998. As a corporate executive, including serving as Chief Financial Officer of Dendreon for a period of time, and a practicing attorney for over 30 years, with a masters degree in business administration, Mr. Hamm has a broad knowledge of many industries with proven business acumen and a strong background in finance.
David H. Laidley, Age 67. Mr. Laidley is Chairman Emeritus of Deloitte LLP (Canada), a professional services firm providing audit, tax, financial advisory and consulting services, where he was a partner from 1975 until his retirement in 2007 specializing in tax and audit services. He served as Chairman of Deloitte LLP (Canada) from 2000 to 2006. Mr. Laidley has been a director of AIMIA Inc. since 2009, a director of Input Capital Corp. since 2013, Chairman of the Board of Directors of CT Real Estate Investment Trust since 2013, and from 2008 to 2014 a director of ProSep Inc., the shares of all of which companies are traded on the Toronto Stock Exchange. Mr. Laidley has also been a director of the Bank of Canada since 2007. From 2008 to 2010, Mr. Laidley was a member of the Board of Directors of Valeant Pharmaceuticals International, Inc., formerly named Biovail Corporation. Mr. Laidley was first elected to our Board on December 15, 2008. With more than 40 years of accounting experience dealing with businesses in many industries, Mr. Laidley’s background provides a strong financial foundation for Board deliberations and a keen knowledge of many industry sectors.
Frank T. MacInnis, Age 67. Mr. MacInnis served as our Chairman of the Board from April 1994 to June 2013 and as our Chief Executive Officer from April 1994 to January 3, 2011 when he resigned as our Chief Executive Officer. During the balance of 2011, Mr. MacInnis was employed as an Advisor to Mr. Guzzi, our current Chief Executive Officer. At the end of 2011, Mr. MacInnis retired from the Company’s employ. Mr. MacInnis also served as our President from April 1994 to April 1997 and from February 2004 to October 2004. Mr. MacInnis is also Chairman of the Board of Directors of The Williams Companies, Inc. and Chairman of the Board of Directors of ITT Corporation. Mr. MacInnis was first elected to our Board on December 15, 1994. Mr. MacInnis’ long career in the electrical contracting and pipeline industries, including over 20 years with the Company, has provided him with in-depth knowledge of all sectors in which the Company is involved.
Jerry E. Ryan, Age 71. Mr. Ryan, who is retired, served, from January 2000 through December 2002, as a consultant to Fintube Technologies, Inc., a manufacturer of large heat recovery steam generators utilized in the electrical power generating industry and heavy welded finned tubes used in a variety of heat recovery operations and a subsidiary of Lone Star Technologies, Inc. Mr. Ryan served as Chairman of the Board of Directors and Chief Executive Officer of the general partner of Fintube Limited Partnership from 1985 until its sale to Lone Star Technologies in January 2000. Mr. Ryan also served on the Boards of Directors of Lone Star Technologies from 2000 to 2007, AAON, Inc. from 2001 to 2007, and Global Power Equipment Group from 2002 to 2008. He has been one of our directors since December 15, 2007. As an entrepreneur for more than 40 years, Mr. Ryan has an extensive background in business and manufacturing operations and in-depth knowledge of the heat exchanger business in which the Company has a significant investment.
Michael T. Yonker, Age 71. For more than nine years prior to his retirement in June 1998, Mr. Yonker was President and Chief Executive Officer of Portec, Inc., a diversified industrial products company with operations in the construction equipment, materials handling and railroad products industries. Mr. Yonker is also a director of Woodward Governor Company and previously served as a director of Modine Manufacturing Company from 1993 to 2012. He has been one of our directors since October 25, 2002. Having served as Chief Executive Officer of Portec and a senior executive officer and director of other companies, Mr. Yonker has a depth of business experience.
RECOMMENDATION OF THE BOARD OF DIRECTORS
The Board of Directors recommends a vote “FOR” the election of each of the above nominees.
PROPOSAL NO. 2—NON-BINDING ADVISORY VOTE ON EXECUTIVE COMPENSATION
The following resolution gives our stockholders the opportunity to vote to approve or not approve, on a non-binding advisory basis, the compensation of our named executive officers. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and our compensation philosophy, policies and practices, as disclosed in the “Compensation Discussion and Analysis,” executive compensation tables, and accompanying narrative disclosures in this Proxy Statement. We are providing this vote as required by Section 14A of the Securities Exchange Act of 1934, as amended.
As discussed previously in the Compensation Discussion and Analysis section beginning on page 12, the objectives of our compensation program for our named executive officers are to attract, retain, and motivate key executives with skills necessary to assure our long-term success. Broadly stated, the purpose of the key components of the program that are geared to both our short-term and long-term performance insofar as they relate to named executive officers are:
•
  to reward named executive officers’ expertise and experience;
•
  to reward named executive officers’ performance that drives achievement of our short-term and long-term goals by providing a strong link between pay and performance; and
•
  to align named executive officers’ compensation with the interests of our stockholders by paying a meaningful portion of incentive awards in equity.
Accordingly, we ask our stockholders to vote “FOR” the following resolution at the Annual Meeting:
RESOLVED, that the stockholders of EMCOR Group, Inc. (“EMCOR”) approve, on an advisory basis, the compensation of EMCOR’s named executive officers, as described in the “Compensation Discussion and Analysis,” executive compensation tables, and accompanying narrative disclosures in EMCOR’s proxy statement for the 2014 Annual Meeting of Stockholders.”
While we intend to carefully consider the voting results of this Proposal, the final vote is advisory in nature and therefore not binding on us, our Board of Directors or its Compensation and Personnel Committee. Our Board and its Compensation and Personnel Committee value the opinions of our stockholders and will consider the outcome of this vote when making future compensation decisions for our named executive officers.
RECOMMENDATION OF THE BOARD OF DIRECTORS
The Board of Directors recommends a vote “FOR” the adoption of the above resolution indicating approval of the compensation of our named executive officers.
PROPOSAL NO. 3—RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS
The Audit Committee, which is comprised entirely of independent directors, has appointed Ernst & Young LLP, certified public accountants, as our independent auditors for 2014, subject to ratification by stockholders, and presents this selection to stockholders for ratification. Ernst & Young LLP has acted as our independent auditors since May 14, 2002.

Representatives of Ernst & Young LLP are expected to be present at our Annual Meeting to respond to appropriate questions and will have an opportunity to make a statement if they desire to do so.
Fees
The aggregate fees for professional services rendered to the Company by Ernst & Young LLP for the years ended December 31, 2013 and 2012 were as follows:

	Fee Amount
Services Provided	2013	2012
Audit Fees(1)	$5,432,547	$4,200,662
Audit Related Fees(2)	130,000	116,820
Tax Fees(3)	171,700	98,578
All Other Fees(4)	158,600	278,452
Total	$5,892,847	$4,694,512

(1)
  Fees in connection with the annual audit of the Company’s annual financial statements, including attestation on the Company’s internal control over financial reporting, reviews of the financial statements included in the Company’s quarterly reports on Form 10-Q, and statutory audits.
(2)
  Fees rendered for employee benefit plan audits.
(3)
  Fees for services related to tax compliance, including consulting services, the preparation of tax returns, tax planning, and, in the case of 2013, tax due diligence relating to an acquisition.
(4)
  Fees for consulting services in connection with XBRL services, software subscriptions and, in the case of 2012, fees for advisory services with respect to compliance with government cost accounting standards for services provided to the U.S. government.
Audit Committee Pre-Approval Procedures
The 2013 and 2012 audit and non-audit services provided by Ernst & Young LLP were approved by the Audit Committee. The non-audit services, which were approved by the Audit Committee, were also reviewed by the Audit Committee to ensure compatibility with maintaining the auditors’ independence.
The Audit Committee has implemented pre-approval policies and procedures related to the provision of audit and non-audit services. Under these procedures, the Audit Committee pre-approves both the types of services to be provided by Ernst & Young LLP and the estimated fees related to those services. During the approval process, the Audit Committee considers the impact of the types of services and the related fees on the independence of the auditors. The services and fees must be deemed compatible with the maintenance of the auditors’ independence, including compliance with the rules and regulations of the Securities and Exchange Commission. The Chairperson of the Audit Committee may pre-approve permissible services that arise between Audit Committee meetings provided that the decision to pre-approve the services is reported at the next scheduled Audit Committee meeting.
ADOPTION OF PROPOSAL NO. 3
We believe that our best interests will be served by the approval of Proposal No. 3. If our stockholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain Ernst & Young LLP. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different certified public accounting firm at any time during the year if it is determined that such a change would be in our and our stockholders’ best interests.
Approval of Proposal No. 3 requires the affirmative vote of a majority of the shares of our Common Stock represented at the Annual Meeting and entitled to vote thereon.
RECOMMENDATION OF THE BOARD OF DIRECTORS
The Board of Directors recommends a vote “FOR” the ratification of Ernst & Young LLP as the Company’s independent auditors for 2014.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
Section 16(a) of the Securities Exchange Act of 1934 requires our directors and executive officers, and persons who own more than 10% of a registered class of our equity securities, to file initial reports of ownership and reports of change in ownership of our Common Stock and other equity securities with the Securities and Exchange Commission and to furnish copies of such statements to us.
During 2013, Mr. David A.B. Brown and Mr. Frank T. MacInnis each inadvertently failed to file in a timely manner a Form 4 reporting a change in stock ownership.
OTHER MATTERS
Stockholder Proposals. Stockholders’ proposals must be received by us at our headquarters in Norwalk, Connecticut on or before December 30, 2014 in order to be considered for inclusion in next year’s proxy statement.
Our By-Laws set forth advance notice provisions and procedures to be followed by stockholders who wish to bring business before an annual meeting of stockholders, whether or not such stockholder wishes the matter to be considered for inclusion in our proxy statement, or who wish to nominate candidates for election to the Board.
A stockholder may propose business to be included in the agenda of an annual meeting only if written notice of such stockholder’s intent is given to our Corporate Secretary:
•
  not earlier than 90 days nor later than 60 days in advance of the anniversary of the date of the immediately preceding annual meeting; or
•
  if the date of the annual meeting occurs more than 30 days before or 60 days after the anniversary of such immediately preceding annual meeting, not later than the close of business on the later of (a) the sixtieth day prior to such annual meeting and (b) the tenth day following the date on which a public announcement of the date of such meeting is first made.
Each such notice must set forth certain background and other information specified in the By-Laws, including a description of the proposed business and the reasons for conducting such business at the annual meeting.
A stockholder may nominate candidates for election to the Board at an annual meeting only if written notice of such stockholder’s intent to make such nomination is given to our Corporate Secretary:
•
  not earlier than 90 days nor later than 60 days in advance of the anniversary of the date of the immediately preceding annual meeting; or
•
  if the date of the annual meeting occurs more than 30 days before or 60 days after the anniversary of such immediately preceding annual meeting, not later than the close of business on the later of (a) the sixtieth day prior to such annual meeting and (b) the tenth day following the date on which a public announcement of the date of such meeting is first made.
Each such notice must set forth certain background and other information specified in the By-Laws.
The time limits described above also apply in determining whether notice is timely for purposes of Rule 14a-4(c)(1) under the Securities Exchange Act of 1934 relating to exercise of discretionary voting authority, and are separate from and in addition to the Securities and Exchange Commission’s requirements that a stockholder must meet to have a proposal included in our proxy statement.
OTHER INFORMATION
We will bear the cost of soliciting proxies. We expect to solicit proxies primarily by mail. Proxies also may be solicited personally and by telephone by some of our officers and regular employees. We have retained D.F. King & Co., Inc. for solicitation of all brokers and nominees for a fee of $10,500, plus customary out-of-pocket expenses. We may reimburse brokers and other nominees for their expenses in communicating with the persons for whom they hold Common Stock.

The Board is aware of no other matters that are to be presented to stockholders for formal action at our Annual Meeting. If, however, any other matters properly come before the meeting or any adjournment thereof, it is the intention of the persons named in the enclosed proxy to vote in accordance with their judgment on such matters.
Upon the written request of any stockholder of record on April 16, 2014, a copy of our annual report on Form 10-K for the year ended December 31, 2013 (excluding exhibits) as filed with the Securities and Exchange Commission will be supplied without charge. Requests should be directed to Sheldon I. Cammaker, Corporate Secretary, EMCOR Group, Inc., 301 Merritt Seven, Norwalk, Connecticut 06851.
BY ORDER OF THE BOARD OF DIRECTORS
SHELDON I. CAMMAKER
Corporate Secretary
April 29, 2014

Exhibit A
EMCOR GROUP, INC.
STANDARDS FOR DETERMINING DIRECTOR INDEPENDENCE
It is the policy of the Board of Directors that a substantial majority of Directors be independent of the Company and of the Company’s management. For a Director to be deemed “independent,” the Board shall affirmatively determine that the Director has no material relationship with the Company (either directly or as a partner, stockholder or officer of an entity that has a relationship with the Company). This determination shall be disclosed in the proxy statement for each annual meeting of the Company’s stockholders. In making this determination, the Board shall apply the following standards:
•
  A Director who is an employee, or whose immediate family member is an executive officer, of the Company shall not be deemed independent until three years after the end of such employment relationship.
•
  A Director who receives, or whose immediate family member receives, more than $100,000 per year in direct compensation from the Company, other than director and committee fees and pension or other forms of deferred compensation for prior service (provided such compensation is not contingent in any way on continued service), shall not be deemed independent until three years after he or she ceases to receive more than $100,000 in such compensation.
•
  A Director who is affiliated with or employed by, or whose immediate family member is affiliated with or employed in a professional capacity by, a present or former internal or external auditor of the Company shall not be deemed independent until three years after the end of the affiliation or the employment or auditing relationship.
•
  A Director who is employed, or whose immediate family member is employed, as an executive officer of another company where any of the Company’s current executive officers serve on that company’s compensation committee shall not be deemed independent until three years after the end of such service or the employment relationship.
•
  A Director who is a significant equity holder, an executive officer, general partner, or employee, or whose immediate family member is a significant equity holder, an executive officer or general partner, of any entity that makes payments to, or receives payments from, the Company for property or services in an amount which, in any single fiscal year of such entity, exceeds 2% of such other entity’s consolidated gross revenues, shall not be deemed independent until three years after falling below such threshold.
•
  A Director who is a significant equity holder, an executive officer, general partner or employee, or whose immediate family member is a significant equity holder, an executive officer or general partner, of an entity to which the Company was indebted at the end of the Company’s fiscal year in an aggregate amount in excess of 2% of the Company’s total consolidated assets at the end of such fiscal year, shall not be deemed independent until three years after falling below such threshold.
•
  A Director who is a significant equity holder, an executive officer, general partner or employee, or whose immediate family member is a significant equity holder, an executive officer or partner, of an entity which was indebted to the Company at the end of such entity’s fiscal year in an aggregate amount in excess of 2% of such entity’s total consolidated assets at the end of such fiscal year, shall not be deemed independent until three years after falling below such threshold.
•
  A Director who is, or whose immediate family member is, an executive officer (or who serves in a comparable position) of a tax-exempt entity that receives significant contributions (i.e. more than $200,000 or more than 2% of the annual contributions received by the entity in a single fiscal year of the tax-exempt entity, whichever amount is lower) from the Company, any executive officer or any immediate family member of an executive officer shall not be deemed independent until three years after falling below such threshold, unless such contributions were approved in advance by the Board of Directors.

For purposes of these Guidelines, the term:
•
  “immediate family” includes a person’s spouse, parents, children, siblings, mothers and fathers-in-law, sons and daughters-in-law, brothers and sisters-in-law and anyone (other than domestic employees) sharing a person’s home, but excluding any person who is no longer an immediate family member as a result of legal separation or divorce, or death or incapacitation.
•
  “Company” includes any parent or subsidiary in a consolidated group with the Company.
•
  “significant” equity holder of an entity means a holder of 10% or more of such entity’s equity.
The Board shall undertake an annual review of the independence of all non-employee Directors. In advance of the meeting at which this review occurs, each non-employee Director shall be asked to provide the Board with full information regarding the Director’s business and other relationships with the Company to enable the Board to evaluate the Director’s independence.
Directors have an affirmative obligation to inform the Board of any material changes in their circumstances or relationships that may impact their designation by the Board as “independent.” This obligation includes all business relationships between, on the one hand, Directors or members of their immediate family, and, on the other hand, the Company.

EMCOR GROUP, INC.
301 MERRITT SEVEN, 6TH FLOOR
NORWALK, CT 06851

Electronic Delivery of Future PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

	Yes	No
Please indicate if you plan to attend this meeting	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

0000210976_1 R1.0.0.51160

 THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.KEEP THIS PORTION FOR YOUR RECORDSDETACH AND RETURN THIS PORTION ONLYTO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:Signature Signature [PLEASE SIGN WITHIN BOX] Date (Joint Owners) Date0 0 00 0 00 0 00 0 00 0 00 0 00 0 00 0 00 0 00 0 00 0 000 00000210976_1 R1.0.0.51160EMCOR GROUP, INC.301 MERRITT SEVEN, 6TH FLOORNORWALK, CT 06851VOTE BY INTERNET - www.proxyvote.comUse the Internet to transmit your voting instructions and for electronic delivery ofinformation up until 11:59 P.M. Eastern Time the day before the cut-off date ormeeting date. Have your proxy card in hand when you access the web site andfollow the instructions to obtain your records and to create an electronic votinginstruction form.Electronic Delivery of Future PROXY MATERIALSIf you would like to reduce the costs incurred by our company in mailing proxymaterials, you can consent to receiving all future proxy statements, proxy cardsand annual reports electronically via e-mail or the Internet. To sign up forelectronic delivery, please follow the instructions above to vote using the Internetand, when prompted, indicate that you agree to receive or access proxy materialselectronically in future years.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions up until 11:59P.M. Eastern Time the day before the cut-off date or meeting date. Have yourproxy card in hand when you call and then follow the instructions.VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paid envelope wehave provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way,Edgewood, NY 11717.The Board of Directors recommends you vote FORthe following:1. Election of Directors For Against Abstain01 Stephen W. Bershad02 David A. B. Brown03 Larry J. Bump04 Anthony J. Guzzi05 Richard F. Hamm, Jr.06 David H. Laidley07 Frank T. MacInnis08 Jerry E. Ryan09 Michael T. YonkerThe Board of Directors recommends you vote FORproposals 2 and 3. For Against Abstain2. Approval by non-binding advisory vote ofexecutive compensation.3. Ratification of the appointment of Ernst &Young LLP as independent auditors for 2014.NOTE: Such other business as may properly comebefore the meeting or any adjournment thereof.Please sign exactly as your name(s) appear(s) hereon. When signing asattorney, executor, administrator, or other fiduciary, please give fulltitle as such. Joint owners should each sign personally. All holders mustsign. If a corporation or partnership, please sign in full corporate orpartnership name, by authorized officer.For address change/comments, mark here.(see reverse for instructions) Yes NoPlease indicate if you plan to attend this meeting

 0000210976_2 R1.0.0.51160Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Annual Report, Notice & Proxy Statement is/are available at www.proxyvote.com.EMCOR GROUP, INC.Annual Meeting of StockholdersJune 11, 2014This proxy is solicited by the Board of DirectorsThe undersigned hereby appoints Anthony J. Guzzi, Sheldon I. Cammaker, and Mark A. Pompa, and each ofthem, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and tovote, as designated on the reverse side of this proxy, all of the shares of Common Stock of EMCOR Group, Inc.that the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held at 10:00 AM EasternTime on June 11, 2014 in the Town Hall Conference Room, 301 Merritt Seven, Norwalk, Connecticut, and anyadjournment or postponement thereof.THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED. IFNO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OFNOMINEES LISTED ON THE REVERSE SIDE FOR THE BOARD OF DIRECTORS AND FOR PROPOSALS 2and 3.(If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.)Address change/comments:Continued and to be signed on reverse side